Exhibit 10.9

LOAN AND SECURITY AGREEMENT
by and between
SOURCEFIRE, INC.,
as Borrower
and
SILICON VALLEY BANK,
as Bank
November 29, 2002

LOAN AND SECURITY AGREEMENT
     THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated November 29, 2002, between SILICON-VALLEY BANK (“Bank”), whose address is 3003 Tasman Drive, Santa Clara, California, 95054, and having a loan production office at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia, 20191, and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 7095 Samuel Morse Drive, Suite 100, Columbia, Maryland, 21046, provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:
1. ACCOUNTING AND OTHER TERMS
     Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term “financial statements” includes the notes and schedules. The terms “including” and “includes” always mean “including (or includes) without limitation,” in this or any Loan Document.
2. LOAN AND TERMS OF PAYMENT
2.1 Promise to Pay.
     Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.
2.1.1 Revolving Advances.
     (a) Bank will make Advances not exceeding the lesser of (i) the Committed Revolving Line minus all amounts for services utilized under the Cash Management Services Sublimit or (ii) the Borrowing Base, it being understood that the Cash Management Services Sublimit will be available without respect to the amount of the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement. All advances shall be evidenced by the Revolving Promissory Note to be executed and delivered by Borrower to Bank on the Closing Date and shall be repaid in accordance with the terms of the Revolving Promissory Note.
     (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Eastern time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Request Form attached as Exhibit B (the “Payment/Advance Form”). Bank will credit Advances to Borrower’s deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank reasonably believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.
     (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.
     (d) Bank’s obligation to lend the undisbursed portion of the Obligations will terminate if, in Bank’s sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.
2.1.2 Cash Management Services Sublimit.
     Borrower may use up to Fifty Thousand and no/100 Dollars ($50,000.00) of the Committed Revolving Line for Bank’s Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the “Cash Management Services”). Such aggregate amounts utilized under the Cash Management Services Sublimit will at all times reduce the amount otherwise available to be borrowed under the Committed Revolving Line, but are not subject to the Borrowing Base. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the rate for Advances.

2.1.3 Equipment Advances.
     (a) Through June 30, 2003 (the “Equipment Availability End Date”), Bank will make advances (“Equipment Advance” and, collectively, “Equipment Advances”) not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Eligible Equipment or Other Equipment purchased on or after ninety (90) days before the date of each Equipment Advance; provided, however, that if the first Equipment Advance is made within thirty (30) days of the Closing Date, it may be used to finance or refinance Eligible Equipment purchased after January 1, 2002. Equipment Advances may not exceed one hundred percent (100%) of the invoice for Eligible Equipment, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Other Equipment may constitute up to twenty-five percent (25%) of the aggregate amount of all Equipment Advances. Each Equipment Advance must be for a minimum of One Hundred Thousand and no/100 Dollars ($100,000.00). The number of Equipment Advances is limited to eight (8).
     (b) Interest accrues from the date of each Equipment Advance at the Borrower’s option at either the Prime Rate Option or the Fixed Rate Option (as defined in Section 2.3(a)).
     (c) Equipment Advances for Eligible Equipment are repayable as follows:
     (i) Equipment Advances for Eligible Equipment which accrue interest at the Prime Rate Option (“Prime Rate Equipment Advances”) are payable in thirty (30) equal monthly installments of principal, plus accrued interest on the first day of each month commencing on the first day of the first month after each Funding Date (as hereinafter defined);
     (ii) Equipment Advances for Eligible Equipment which accrue interest at the Fixed Rate Option (“Fixed Rate Equipment Advances”) are payable in thirty (30) equal monthly installments of principal and accrued interest, on the first day of each month commencing on the first day of the first month after each Funding Date;
     (iii) Prime Rate Equipment Advances for Other Equipment are payable in twenty-four (24) equal monthly installments of principal, plus accrued interest, on the first day of each month commencing on the first day of the first month after each Funding Date; and
     (iv) Fixed Rate Equipment Advances for Other Equipment are payable in twenty-four (24) equal monthly installments of principal and accrued interest, on the first day of each month commencing on the first day of the first month after each Funding Date.
     (d) Equipment Advances shall be evidenced by the Equipment Term Note to be executed and delivered by Borrower to Bank on the Closing Date. Equipment Advances when repaid may not be reborrowed.
     (e) To obtain an Equipment Advance, Borrower at least three (3) Business Days prior to the proposed funding date (the “Funding Date”) will deliver to Bank a Payment Advance form in the form of Exhibit B (Payment/Advance Form) and a Loan Supplement in the form of Exhibit E, together with copies of invoices for the Eligible Equipment and Other Equipment, and which Loan Supplement will indicate whether the Equipment Advance will accrue interest at the Prime Rate Option or the Fixed Rate Option (both as hereinafter defined), together with a UCC Financing Statement, if requested by Bank, covering the Equipment described on the Payment/Advance Form, and such additional information as Bank may request. The notice must be signed by a Responsible Officer or designee. If Borrower satisfies the conditions of each Equipment Advance specified herein, Bank will disburse such Equipment Advance by internal transfer to Borrower’s deposit account with Bank.
2.2 Overadvances.
     If Borrower’s Obligations under Sections 2.1.1, and 2.1.2 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay Bank the excess.
2.3 Interest Rate, Payments.
     (a) Interest Rate. (i) Advances on the Committed Revolving Line accrue interest on the outstanding principal balance in accordance with the Revolving Promissory Note at a per annum rate of one (1) percentage point above the Prime Rate; and (ii) Equipment Advances accrue interest at a per annum rate, at the Borrower’s option at the time of each Equipment Advance, of either (A) one and one-half (1.50) percentage points above the Prime Rate (the “Prime Rate Option”), or (B) fixed at seven percent (7.0%) (the “Fixed Rate Option”). After and during the occurrence of an Event of Default, Obligations accrue interest at five percent (5%) above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.
     (b) Payments. Accrued interest due on the Committed Revolving Line is payable on the fifth (5th) day of each month. Accrued interest due on all Equipment Advances is payable on the first (1st) of each month, Bank may debit any of Borrower’s deposit accounts including Account Number                      for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower’s accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.
2.4 Fees.
     Borrower will pay:
     (a) Facility Fee. (i) A fully earned and non-refundable fee on the Committed Revolving Line in the amount of Ten Thousand and no/100 Dollars ($10,000.00), Five Thousand and no/100 Dollars ($5,000) of which has already been paid to Bank; and (ii) a fully earned and non-refundable fee on the Committed Equipment Line in the amount of Five Thousand and no/100 Dollars ($5,000.00).
     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.
3. CONDITIONS OF LOANS
3.1 Conditions Precedent to Initial Credit Extension.
     Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.
3.2 Conditions Precedent to First Advance Under Committed Revolving Line.
     Bank’s obligation to make first Advance under the Committed Revolving Line is subject to the condition precedent that it have performed an audit of Borrower’s Books and the Collateral, and that the results of said audit are satisfactory to Bank.
3.3 Conditions Precedent to all Credit Extensions.
     Bank’s obligations to make each Credit Extension, including the Initial Credit Extension, is subject to the following:
     (a) timely receipt of any Payment/Advance Form; and
     (b) the representations and warranties in Section 5 must be true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties of Section 5 remain true.
4. CREATION OF SECURITY INTEREST
4.1 Grant of Security Interest.
     Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower’s duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank upon the occurrence and during the continuance of any Event of Default, may place a “hold” on any deposit account of Borrower maintained with Bank or any Affiliate of Bank. If this Agreement is terminated, Bank’s lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.
4.2 Authorization to File.
     Borrower authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank’s interest in the Collateral.
5. REPRESENTATIONS AND WARRANTIES
     Borrower represents and warrants as follows:
5.1 Due Organization and Authorization.
     Borrower and each Subsidiary is duly existing and in good standing in the State of Delaware and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower’s exact legal name is as set forth on the first page of this Agreement. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which, or by which it is bound, in which the default could reasonably be expected to cause a Material Adverse Change.
5.2 Collateral.
     Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Eligible Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, other than those parts no longer used or deemed useful by Borrower in the ordinary course of its business, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.
5.3 Litigation.
     There are no actions or proceedings pending or, to the knowledge of Borrower’s Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.
5.4 No Material Adverse Change in Financial Statements.
     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent consolidated financial statements submitted to Bank.
5.5 Solvency.
     The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement or any of the Loan Documents; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6 Regulatory Compliance.
     Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.
5.7 Subsidiaries.
     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.
5.8 Full Disclosure.
     No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.
6. AFFIRMATIVE COVENANTS
     Borrower will do all of the following for so long as Bank has an obligation to make any Credit Extension, or there are outstanding Obligations:
6.1 Government Compliance.
     Borrower will maintain its and all Subsidiaries’ legal existence and good standing as a Registered Organization in only the State of Delaware and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower’s business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change.
6.2 Financial Statements, Reports, Certificates.
     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred and twenty (120) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests; (v) prompt notice of any event that materially adversely affects the value of the Intellectual Property, taken as a whole; and (vi) as soon as available, but no later than once each year, prompt notice of any material revisions to Borrower’s business plan or financial projections.
     (b) Within thirty (30) days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable.
     (c) Within thirty (30) days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.
     (d) Borrower will allow Bank to audit Borrower’s Accounts at Borrower’s expense. Such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.
6.3 Inventory; Returns.
     Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower’s customary practices as they exist at execution of this Agreement, Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $100,000.
6.4 Taxes.
     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to the payment.
6.5 Insurance.
     Borrower will keep its business and the Collateral insured for risks and in amounts standard for Borrower’s industry, and as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank’s reasonable discretion. All property policies will have a lender’s loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank’s request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank’s option, be payable to Bank on account of the Obligations.
6.6 Right to invest.
     Borrower, at Borrower’s sole option and discretion, may grant to Bank or Bank’s affiliates (including, but not limited to, Silicon Valley Bancshares and Silicon Valley BancVentures, Inc.) the right to invest up to Five Hundred Thousand Dollars ($500,000) in the next round of equity financing (the “Subsequent Equity Financing”) on the same terms, conditions and pricing offered to the investors in such Subsequent Equity Financing. In the event that Borrower exercises such option, Borrower shall provide Bank with at least thirty (30) days prior written notice of the close of each Subsequent Equity Financing (the “Equity Notice”). The Equity Notice shall contain the terms, conditions and pricing of such Subsequent Equity Financing and shall be delivered to Bank’s General Counsel, 3003 Tasman Drive, HG 180, Santa Clara, CA 95064. Nothing herein shall be construed as creating an obligation on Bank and Bank’s affiliates to participate in each Subsequent Equity Financing. The rights of Bank and its affiliates pursuant to this provision shall survive the termination of this Agreement.
6.7 Primary Accounts.
     Borrower will maintain its primary depository, operating, and investment accounts with Bank.
6.8 Financial Covenants.
     Borrower will maintain as of the last day of each month a minimum Quick Ratio of 1.30 to 1.00. Bank agrees that at any time Borrower is in violation of this Section that absent the occurrence of any other Event of Default, it will upon written request of Borrower consider forbearing from exercising rights or remedies as a result of such violation if Bank has received a signed term sheet from an investor satisfactory to Bank for the next round of equity financing, the terms of which are satisfactory to Bank in all respects. Nothing in this paragraph is or should be construed by Borrower to be an agreement by Bank to provide such forbearance, it being understood that Bank’s decision on whether to grant such forbearance shall be made by Bank at the time of any such violation.
6.9 Registration of Intellectual Property Rights.
     Borrower will register with the United States Patent and Trademark Office or the United States Copyright Office its Intellectual Property which in Borrower’s reasonable business judgment should be protected by such filings and additional Intellectual Property rights developed or acquired including revisions or additions with any product before the sale or licensing of the product to any third party.
     Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property which in Borrower’s reasonable business judgment should be protected and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.
6.10 Further Assurances.
     Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s security interest in the Collateral or to effect the purposes of this Agreement.
7. NEGATIVE COVENANTS
     Borrower will not do any of the following without Bank’s prior written consent, for so long as Bank has an obligation to make Credit Extensions or there are any outstanding Obligations:
7.1 Dispositions.
     Convey, sell, lease, transfer or otherwise dispose of (collectively “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) of worn-out or obsolete Equipment; (iv) the sale or other disposition of any property, provided that the fair market value of all such property so sold or disposed of in any fiscal year shall not exceed $100,000; or (v) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.
7.2 Changes in Business, Ownership, Management or Business Locations.
     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in Borrower’s management or a change in Borrower’s ownership of greater than twenty five percent (25%) (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies and advises Bank of the venture capital investors prior to the closing of the investment). Borrower will not, without at least thirty (30) days prior written notice, change its state of formation, relocate its chief executive office or add any new offices or business locations.
7.3 Mergers or Acquisitions.
     Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person; except, any Subsidiary of Borrower may be merged or consolidated with or into Borrower (provided that Borrower shall be the continuing or surviving entity and after giving effect to such merger or consolidation no Event of Default would occur under any of the Loan Documents) or with or into any one or more wholly owned Subsidiaries of Borrower (provided that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving entity) and Borrower may create one or more new Subsidiaries, provided either (i) such Subsidiaries are added as parties to the Loan Documents, or (ii) Borrower does not loan, advance or otherwise make any Transfers to any such Subsidiary in excess of $50,000 in any fiscal year.

7.4 Indebtedness.
     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.
7.5 Encumbrance.
     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.
7.6 Distributions; Investments.
     Except to the extent permitted in Section 7.3 of this Agreement, directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided, however, that (i) any Subsidiary may declare and pay dividends, payments or other distributions to Borrower, and (ii) Borrower may declare cash dividends so long as such dividends are accrued but not paid, unless such payments are specifically consented to in writing by Bank.
7.7 Transactions with Affiliates.
     Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arms length transaction with a nonaffiliated Person.
7.8 Subordinated Debt.
     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank’s prior written consent.
7.9 Compliance.
     Become an “investment company” or a company controlled by an “investment company,” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.
7.10 Registration of Copyrights.
     Borrower will not register any Copyrights without giving Bank prior written notice.
8. EVENTS OF DEFAULT
     Any one of the following is an Event of Default:
8.1 Payment Default.
     If Borrower fails to pay any of the Obligations within three (3) Business Days of when due (but no Credit Extensions will be made during the cure period);
8.2 Covenant Default.
     (a) If Borrower fails to perform any obligation under Section 6.8 or violates any of the covenants contained in Article 7 of this Agreement; or

     (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be made during such cure period);
8.3 Material Adverse Change.
     If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower and any Subsidiary which is a party to the Loan Documents taken as a whole, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank’s security interests in the Collateral.
8.4 Attachment.
     If any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);
8.5 Insolvency.
     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);
8.6 Other Agreements.
     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;
8.7 Judgments.
     If a money judgment(s) in the aggregate of at least $100,000 is rendered against Borrower and is unsatisfied and unstayed or is otherwise not covered by insurance for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied);
8.8 Misrepresentations.
     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document; or
8.9 Subsidiaries.
     Any circumstance described in Sections 8.3, 8.4, 8.5 or 8.7 occurs to any Subsidiary of Borrower which when taken as a whole with Borrower could reasonable be expected to cause a Material Adverse Change.

9. BANK’S RIGHTS AND REMEDIES
9.1 Rights and Remedies.
     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:
     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);
     (b) Stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;
     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;
     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;
     (e) Apply to the Obligations any (i) balances and deposits of Borrower with Bank or its Affiliate it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;
     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use in connection with the sale or disposition of any of the Collateral, without charge, Borrower’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit; and
     (g) Dispose of the Collateral according to the Code.
9.2 Power of Attorney.
     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower’s name on any checks or other forms of payment or security; (ii) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower’s name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank’s appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.
9.3 Accounts Collection.
     When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank’s security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.
9.4 Bank Expenses.
     If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.
9.5 Bank’s Liability for Collateral.
     If Bank complies with reasonable banking practices and the Code, the Bank is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.
9.6 Remedies Cumulative.
     Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.
9.7 Demand Waiver.
     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.
10. NOTICES
     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.
11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
     Virginia law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the non-exclusive jurisdiction of the State and Federal courts in the Commonwealth of Virginia provided, however, that if for any reason the Bank can not avail itself of the courts of the Commonwealth of Virginia, the Borrower and Bank each submit to the jurisdiction of the State and Federal Courts in Santa Clara County, California.
BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
12. GENERAL PROVISIONS
12.1 Successors and Assigns.
     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank’s prior written consent which may be granted or withheld in Bank’s discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits under this Agreement.
12.2 Indemnification.
     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.
12.3 Time of Essence.
         Time is of the essence for the performance of all obligations in this Agreement.
12.4 Severability of Provision.
         Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.
12.5 Amendments in Writing, Integration.
         All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement and the other Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and other Loan Documents merge into this Agreement and the Loan Documents.
12.6 Counterparts.
         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.
12.7 Survival.
         All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.
12.8 Confidentiality.
         In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i)to Bank’s subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferee’s or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank’s examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.
12.9 Effective Date.
         Notwithstanding anything set forth in this Agreement or any Loan Document to the contrary, this Agreement and all of the Loan Documents shall not be effective until the date on which the Bank executes this Agreement as indicated on the signature page to this Agreement.
12.10 Attorneys’ Fees, Costs and Expenses.
         In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.
13. DEFINITIONS
13.1 Definitions.
         In this Agreement:

     “Accounts” has the meaning set forth in the Code and includes all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.
     “Advance” or “Advances” is a loan advance (or advances) under the Committed Revolving Line.
     “Affiliate” of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.
     “Bank Expenses” are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys’ fees and expenses) for preparing, negotiating, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).
     “Borrower’s Books” are all Borrower’s books and records including ledgers, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.
     “Borrowing Base” is eighty percent (80%) of Eligible Accounts as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower’s Collateral.
     “Business Day” is any day that is not a Saturday, Sunday or a day on which the Bank is closed.
      “Cash Management Services” are defined in Section 2.1.2.
      “Closing Date” is the date of this Agreement.
     “Code” is the Uniform Commercial Code, in effect in the State of Virginia as in effect from time to time.
     “Collateral” is the property described on Exhibit A.
     “Committed Equipment Line” is a Credit Extension of up to One Million and no/100 Dollars ($1,000,000.00).
     “Committed Revolving Line” is Advances of up to Two Million and no/100 Dollars ($2,000,000.00).
     “Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.
     “Copyrights” are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.
     “Credit Extension” is each Advance, Equipment Advance, or any other extension of credit by Bank for Borrower’s benefit.

     “Current Assets” are amounts that under GAAP should be included on that date as current assets on Borrower’s consolidated balance sheet.
     “Current Liabilities” are the aggregate amount of Borrower’s Total Liabilities which mature within one (1) year.
     “Deferred Revenue” is on any day, items that should, under GAAP, be classified as deferred revenue on Borrower’s consolidated balance sheet.
     “Effective Date” is the date this Agreement is executed by the Bank as set forth on the signature page hereto,
     “Eligible Accounts” are Accounts in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower thirty (30) days’ prior notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:
     (a) Accounts that the account debtor has not paid within 90 days of invoice date;
     (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;
     (c) Credit balances over 90 days from invoice date;
     (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 30% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing.
     (e) Accounts for which the account debtor does not have its principal place of business in the United States;
     (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality, unless Bank’s Lien is perfected under the Federal Assignment of Claims Act of 1940;
     (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts);
     (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor’s payment may be conditional;
     (i) Accounts for which the account debtor is Borrower’s Affiliate, officer, employee, or agent;
     (j) Accounts in which the account debtor disputes liability or makes any claim and Bank reasonably believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;
     (k) Accounts for which Bank reasonably determines collection to be doubtful.
     “Eligible Equipment” is general purpose computer equipment, office equipment, test and laboratory equipment, and furnishings, Equipment financed with the proceeds of Equipment Advances may be new or used Equipment.
     “Equipment” has the meaning set forth in the Code and includes is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.
     “Equipment Advance” is defined in Section 2.1.3.
     “Equipment Availability End Date” is defined in Section 2.1.3.

     “Equipment Term Note” means that certain Equipment Term Note of even date herewith in the principal amount of One Million and no/100 Dollars ($1,000,000.00) from Borrower in favor of Bank, together with all renewals, amendments, modifications and substitutions therefor.
     “Equity Notice” is defined in Section 6.6.
     “ERISA” is the Employment Retirement Income Security Act of 1974, and its regulations.
     “Fixed Rate Option” is defined in Section 2.3(a).
     “GAAP” is generally accepted accounting principles.
     “Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.
     “Insolvency Proceeding” are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.
     “Intellectual Property” is:
     (a) Copyrights, Trademarks and Patents including amendments, renewals, extensions, and ail licenses or other rights to use and all license fees and royalties from the use;
     (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;
     (c) All design rights which may be available to Borrower now or later created, acquired or held;
     (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;
     All Proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.
     “Inventory” has the meaning set forth in the Code and includes is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other Proceeds from the sale or disposition of any of the foregoing and any documents of title.
     “Investment” is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.
     “Lien” is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.
     “Loan Documents” are, collectively, this Agreement, the Revolving Promissory Note, the Equipment Term Note, any note, or notes or guaranties executed by Borrower and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.
     “Material Adverse Change” has the meaning set forth in Section 8.3.
     “Obligations” are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     “Other Equipment” is leasehold improvements, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, sales tax, freight and installation expenses, limited use property and other similar property.
     “Patents” are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.
     “Permitted Indebtedness” is:
     (a) Borrower’s indebtedness to Bank under this Agreement or any other Loan Document;
     (b) Indebtedness, including Contingent Obligations, existing on the Closing Date and shown on the Schedule;
     (c) Subordinated Debt;
     (d) Indebtedness to trade creditors incurred in the ordinary course of business; and
     (e) Indebtedness secured by Permitted Liens.
     “Permitted Investments” are:
     (a) Investments shown on the Schedule and existing on the Closing Date;
     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing in accordance with the Borrower’s investment policy or, in the absence of such a provision in the Borrower’s investment policy, within 1 year from acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., and (iii) Bank’s certificates of deposit issued maturing no more than 1 year after issue.
     “Permitted Liens” are:
     (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;
     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank’s security interests;
     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the Proceeds of the equipment;
     (d) Licenses or sublicenses granted in the ordinary course of Borrower’s business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;
     (e) Leases or subleases granted in the ordinary course of Borrower’s business, including in connection with Borrower’s leased premises or leased property;
     (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;
     (g) Statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being diligently contested in good faith in a manner which stays enforcement of such Liens, provided that appropriate provisions shall have been established thereof in accordance with GAAP if they have no priority over any of Bank’s security interests; and
     (h) Liens (other than any Lien imposed by ERISA or any rule or regulation promulgated thereunder) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or social security laws or similar legislation, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, government contracts, leases, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) if they have no priority over any of Bank’s security interests.
     “Person” is any individual, sole proprietorship.-partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.
     “Proceeds” has the meaning described in the Code as in effect from time to time.
     “Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.
     “Prime Rate Option” is defined in Section 2.3(a).
     “Quick Assets” is, on any date, the Borrower’s consolidated, unrestricted cash and cash equivalents held at Bank, plus net billed accounts receivable.
     “Quick Ratio” is Quick Assets divided by total Current Liabilities less Deferred Revenue, plus long-term Indebtedness to Bank.
     “Registered Organization” means an organization organized solely under the law of a single state or the United States and as to which the state or the United States must maintain a public record showing the organization to have been organized.
     “Responsible Officer” is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.
     “Revolving Maturity Date” is September 30, 2003.
     “Revolving Promissory Note” means that certain Revolving Promissory Note of even date herewith in the maximum principal amount of Two Million and no/100 Dollars ($2,000,000.00) from Borrower in favor of Bank, together with all renewals, amendments, modifications and substitutions, therefor.
     “Schedule” is any attached schedule of exceptions.
     “Subordinated Debt” is debt incurred by Borrower subordinated to Borrower’s indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.
     “Subsequent Equity Financing” is defined in Section 6.6.
     “Subsidiary” is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.
     “Supporting Obligation” means a Letter-of-credit right, secondary obligation or obligation of a secondary obligor or that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument or investment property.
     “Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.
     “Trademarks” are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Borrower connected with the trademarks.
[Signatures appear on the following page]

BORROWER:

SOURCEFIRE, INC.

By:	/s/ Marc Rubin Name: Marc Rubin	[SEAL]
Title: CFO

BANK:

SILICON VALLEY BANK

By:	/s/ Shaun E. Gorman Name: Shaun E. Gorman
Title: VP

Effective as of November , 2002.

EXHIBIT A
     The Collateral consists of all of Borrower’s right, title and interest in and to the following:
     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;
     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other Proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;
     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;
     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;
     All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing);
     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower’s Books relating to the foregoing;
     All claims for damages by way of any past, present and future infringement of any of Intellectual Property; and
     All Supporting Obligations and all Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.
     Borrower and Bank are parties to that certain Negative Pledge Agreement, whereby Borrower, in connection with Bank’s loan or loans to Borrower, has agreed, among other things, not to sell, transfer, assign, mortgage, pledge, lease grant a security interest in, or encumber any of its Intellectual Property or enter into any agreement, document, instrument or other arrangement (except with or in favor of the Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower from selling, transferring, assigning, mortgaging, pledging, leasing, granting a security interest in, or encumbering any of its Intellectual Property, without Bank’s prior written consent.
     Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights, copyright applications, mask works, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefore, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized by such trademarks, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damage by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”), except that the Collateral shall include the Proceeds of all the Intellectual Property of Borrower (including, without limitation, the proceeds from any sale, lease, conveyance or transfer), provided, however, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Proceeds of the Intellectual Property, then the Collateral shall automatically and effective as of the Closing Date include the Intellectual Property to the extent necessary to effect and permit perfection of Bank’s security interest in such Proceeds of the Intellectual Property.

EXHIBIT B
Loan Payment/Advance Request Form
Deadline for same day processing is 3:00 e.s.t.

Fax To: 617-969-5965	Date:

? Loan Payment:	Client Name (Borrower)

From Account #		To Account #
	(Deposit Account #)		(Loan Account #)

Principal	$	and/or Interest	$

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:
Authorized Signature:                                                                                  Phone Number:
? Loan Advance:
Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #		To Account #
	(Loan Account #)		(Deposit Account #)
Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:
Authorized Signature:                                                                                  Phone Number:
Outgoing Wire Request
   Complete only if all or a portion of funds from the loan advance above are to be wired.
Deadline for same day processing is 12:00 p.m., E.S.T.

Beneficiary Name:	Amount of Wire: $

Beneficiary Bank:	Account Number:

City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (If Required):

Print Name/Title:	Print Name/Title:

Telephone #	Telephone #

EXHIBIT C
BORROWING BASE CERTIFICATE

Borrower:	Sourcefire, Inc,	Bank:	Silicon Valley Bank
	7095 Samuel Morse Drive		3003 Tasman Drive
	Suite 100		Santa Clara, CA 95054
Columbia, Maryland 21046
Commitment Amount: $2,000,000.00

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ______			$
2.	Additions (please explain on reverse)			$
3.	TOTAL ACCOUNTS RECEIVABLE			$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 50% over 90 day accounts	$
6.	Credit balances over 90 days	$
7.	Concentration Limits	$
8.	Foreign Accounts	$
9.	Governmental Accounts not perfected under Federal Assignment of Claims Act	$
10.	Contra Accounts
11.	Promotion or Demo Accounts	$
12.	Intercompany/Employee Accounts	$
13.	Other (please explain on reverse)	$
14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS			$
15.	Eligible Accounts (#3 minus #14)			$
16.	LOAN VALUE OF ACCOUNTS (80% of #15)			$

BALANCES
17.	Maximum Loan Amount		$2,000,000.00
18.	Total Funds Available [Lesser of #17 or #16]			$
19.	Present balance owing on Line of Credit	$
20.	Outstanding under Sublimits (Cash Management)	$
21.	RESERVE POSITION (#18 minus #19 and #20)			$
The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

BANK USE ONLY

Rec’d By:
Auth. Signer
Date:

Verified:
Auth. Signer
Date:

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE, INC.
     The undersigned authorized officer of SOURCEFIRE, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
Borrowing Base Certificate	Monthly within 30 days	Yes	No

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis: Minimum Quick Ratio	1.30:1.00	_____ :1.00	Yes	No

Comments Regarding Exceptions: See Attached.
Sincerely,

SIGNATURE

TITLE

DATE

BANK USE ONLY

Received by:
AUTHORIZED SIGNER
Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status:	Yes	No

EXHIBIT E
FORM OF LOAN AGREEMENT SUPPLEMENT
LOAN AGREEMENT SUPPLEMENT No. [ ]
     LOAN AGREEMENT SUPPLEMENT No. [ ], dated                      200___ (“Supplement”), to the Loan and Security Agreement dated as of November___, 2002 (the “Loan Agreement) by and between the undersigned(“Borrower”), and Silicon Valley Bank (“Bank”).
     Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.
     To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
     Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.
     The proceeds of the Equipment Advance should be transferred to Borrower’s account with Bank set forth below:

Bank Name;	Silicon Valley Bank
Account No:

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the interest rate option applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
     This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK		SOURCEFIRE, INC.

By:		By:

	Name:		Name:
	Title:		Title:

Annex A — Description of Financed Equipment
Annex B — Loan Terms Schedule

Annex A to Exhibit E
          The Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.
     Description of Equipment:               Make               Model               Serial #               Invoice #

Annex B to Exhibit E
LOAN TERMS SCHEDULE #
Loan Funding Date:                     , 200_
Original Loan Amount: $

Interest Rate:	Prime Rate Option
Fixed Rate Option
Scheduled Payment Dates and Amounts:
One (1) payment of $                    due
             payment of $                    due monthly in advance from                    through                      .
One (1) payment of $                      due
Maturity Date:
Payment No.                    Payment Date
  1
  2
  3
  4
 ...

 ...

Schedule to Loan and Security Agreement
The exact correct corporate name of Borrower is (attach a copy of the formation documents, e.g., articles, partnership agreement): SOURCEFIRE, INC.
Borrower’s State of formation: DELAWARE
Borrower has operated under only the following other names (if none, so state):
NONE
All other address at which the Borrower does business are as follows (attach additional sheets if necessary and include all warehouse addresses): SEE ATTACHED
Borrower has deposit accounts and/or investment accounts located only at the following institutions:
List Acct. Numbers: SEE ATTACHED
Liens existing on the Closing Date and disclosed to and accepted by Bank in writing:
Investments existing on the Closing Date and disclosed to and accepted by Bank in writing:
Subordinated Debt:
Indebtedness, other than Subordinated Debt, on the Closing Date and disclosed to and consented to by Bank in writing:
SEE ATTACHED
The following is a list of the Borrower’s copyrights (including copyrights of software) which are registered with the United States Copyright Office. (Please include name of the copyright and registration number and attach a copy of the registration):
SNORT INTRUSION DETECTION PROGRAM
The following is a list of all software which the Borrower sells, distributes or licenses to others, which is not registered with the United States Copyright Office. (Please include versions which are not registered:
Management console V.2.0
Network Sensor V.2.0
The following is a list of all of the Borrower’s patents which are registered with the United States Patent Office. (Please include name of the patent and registration number and attach a copy of the registration.):
NONE
The following is a list of all of the Borrower’s patents which are pending with the United States Patent Office. (Please include name of the patent and a copy of the application.):
NONE

The following is a list of all of the Borrower’s registered trademarks. (Please include name of the trademark and a copy of the registration.):
78/080,52 Sourcefire Inc. w/Design
78/099,299 Sourcefire Inc.
Borrower is not subject to litigation which would have a material adverse effect on the Borrower’s financial condition, except the following (attach additional comments, if needed):
NONE
Tax ID Number 52-2289365
Organizational Number, if any:

Schedule to Loan and Security Agreement
Other Addresses;
Northern Virginia:
Suite 1150
11th Floor
8000 Towers Crescent Drive
Vienna, VA 22182
California
300 East Main Street
Los Gatos, CA 95030
Deposit Accounts;
The Columbia Bank: 17-012252-25 and 17-012252-01
Other Debt:
Prime Business Leasing — Office Furniture: Balance = $56,000
Great American Leasing Co. — HP 8550 Copier: Balance = $7,000

Ref. No.

In re Trademark/Service Mark Application of: SourceFire, Inc. Serial No.: 78/079,299 Mark: SOURCEFIRE Class: 9 Filing Date: August 15, 2001 Notice of Allowance Issue Date: April 2, 2002
TRANSMITTAL LETTER
Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513
Attn: BOX ITU/FEE
Sir:
          Please find attached hereto the following item(s) in regard to the above-identified application:
     1. Revocation of Power of Attorney and Appointment of New Attorneys for Pending Trademark Application;
     2. Statement of Use Under 37 C.F.R. §2.88;
     3. Specimen;
     4. Our check number 072177 in the amount of $100 to cover the filing fee; and
          Any additional fees associated with this filing should be drawn from the Deposit Account of Piper Rudnick LLP, No. 501150.

Respectfully submitted,

9/19/02 Date	/s/ ANN K. FORD Ann K. Ford, Esq.
Adam D. Resnick, Esq.
Piper Rudnick LLP
1200 Nineteenth Street, N.W.
Washington, D.C. 20036-2430
(202)861-3900

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:	SourceFire, Inc.

Serial No.:	78/079,299

Trademark:	SOURCEFIRE

Class:	9

Filed:	August 15, 2001

To:	Assistant Commissioner for Trademarks Box/NO Fee 2900 Crystal Drive Arlington, Virginia 22202-3513
REVOCATION OF POWER OF ATTORNEY AND
APPOINTMENT OF NEW ATTORNEYS
FOR PENDING TRADEMARK APPLICATION
Sir:
     Applicant, owner of the above-referenced pending trademark application, hereby revokes all previous powers of attorney and hereby appoints Ann K. Ford, Adam D. Resnick, Lisa R. Trovato, Emily C. Sexton, Thomas E. Zutic, Eliza P. Nagle and the law firm of Piper Rudnick LLP, 1200 19th Street, N.W., Washington, D.C. 20036, (202) 861-3900, both jointly and separately as its attorneys with full power of substitution and revocation to prosecute this application, to transact all business in the Patent and Trademark Office connected therewith, to receive all correspondence, and to receive the certificate of registration. Please direct further correspondence to:
Adam D. Resnick, Esq.
Piper Rudnick LLP
1200 19th Street, N.W.
Washington, D.C. 20036
Telephone: (202) 861-3900

Respectfully submitted,

SOURCEFIRE, INC.

Dated: 9.16.2002	By: Name:	/s/ E. WAYNE JACKSON E. Wayne Jackson
	Title:	CEO

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:	SourceFire, Inc.

Serial No.:	78/079,299

Trademark:	SOURCEFIRE

Class:	9

Filed:	August 15, 2001

Notice of Allowance
Mailing Date:	April 2, 2002

To:	Assistant Commissioner for Trademarks Box ITU/FEE 2900 Crystal Drive Arlington, Virginia 22202-3513
STATEMENT OF USE UNDER 37 C.F.R. §2.88
Sir:
     Applicant requests registration of the above-identified trademark in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946,15 U.S.C. §§ 1051 et seq., as amended.
     Applicant is using the mark in commerce in connection with all of the goods identified in the Notice of Allowance.
     The mark was first used in connection with the Class 9 goods at least as early as February 26, 2001, and was first used in commerce in connection with the Class 9 goods at least as early as August 10, 2001.
     One specimen of the mark, for each class, showing the mark as used in commerce is submitted herewith.

     The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. § 1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declares that he is properly authorized to execute this Statement of Use on behalf of the applicant; that he believes the applicant to be the owner of the trademark/service mark sought to be registered; that the trademark/service mark is now in use in commerce; and that all statements — made of his own knowledge are true and all statements made on information and belief are believed to be true.

SOURCEFIRE, INC.

Dated: 9.16.2002	By: Name:	/s/ E. WAYNE JACKSON E. Wayne Jackson
	Title:	CEO

Ref. No.

In re Trademark/Service Mark Application of: SourceFire, Inc. Serial No.: 78/080,052 Mark: SOURCEFIRE INC. and Design Int’l Class(es): 9 Filing Date: August 20, 2001
TRANSMITTAL LETTER
Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513
ATTN: Box ITU/FEE
Sir:
          Please find attached hereto the following item(s) in regard to the above-identified application:
     1. Revocation of Power of Attorney and Appointment of New Attorneys for Pending Trademark Application;
     2. Request for Extension of Time Under 37 C.F.R. §2.89 to File a Statement of Use, with Declaration;
     3. Our check number 072173 in the amount of $150 to cover the filing fee; and
          Any additional fees associated with this filing should be withdrawn from or credited to the Deposit Account of Piper Rudnick LLP, No. 501150.

Respectfully submitted,

9/19/02 Date	/s/ ANN K. FORD, ESQ Ann K. Ford, Esq.
Adam D. Resnick, Esq.
Piper Rudnick LLP
1200 Nineteenth Street, N.W.
Washington, D.C. 20036-2430
(202) 861-3900

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:	SourceFire, Inc.

Serial No.:	78/080,052

Trademark:	SOURCEFIRE INC. (and Design)

Class:	9

Filed:	August 20, 2001

To:	Assistant Commissioner for Trademarks Box /NO Fee 2900 Crystal Drive Arlington, Virginia 22202-3513
REVOCATION OF POWER OF ATTORNEY AND
APPOINTMENT OF NEW ATTORNEYS
FOR PENDING TRADEMARK APPLICATION
Sir:
     Applicant, owner of the above-referenced pending trademark application, hereby revokes all previous powers of attorney and hereby appoints Ann K. Ford, Adam D. Resnick, Lisa R. Trovato, Emily C. Sexton, Thomas E. Zutic, Eliza P. Nagle and the law firm of Piper Rudnick LLP, 1200 19th Street, N.W., Washington, D.C. 20036, (202) 861-3900, both jointly and separately as its attorneys with full power of substitution and revocation to prosecute this application, to transact all business in the Patent and Trademark Office connected therewith, to receive all correspondence, and to receive the certificate of registration. Please direct further correspondence to:
Adam D. Resnick, Esq.
Piper Rudnick LLP
1200 19th Street, N.W.
Washington, D.C. 20036
Telephone: (202) 861-3900

Respectfully submitted,

SOURCEFIRE, INC.

Dated: 9.16.2002	By: Name:	/s/ E. WAYNE JACKSON E. Wayne Jackson
	Title:	CEO

Atty Ref. No. 305428-1
IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:	SourceFire, Inc.

Serial No.:	78/080,052

Trademark:	SOURCEFIRE INC. (and Design)

Class:	9

Filed:	August 20, 2001

Notice of Allowance
Mailing Date:	March 26, 2002

To:	Assistant Commissioner for Trademarks Box ITU/FEE 2900 Crystal Drive Arlington, Virginia 22202-3513
REQUEST FOR EXTENSION OF TIME UNDER 37 C.F.R. §2.89
TO FILE A STATEMENT OF USE, WITH DECLARATION
Sir:
     Applicant hereby requests a six-month extension of time to file the Statement of Use under 37 C.F.R. § 2.88 in this application. Applicant has a continued bona fide intention to use the mark in commerce in connection with all the goods identified in the Notice of Allowance. This is the first request for an Extension of Time following mailing of the Notice of Allowance.
     The undersigned being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. § 1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declares that he is properly authorized to execute this Request for Extension of Time to File a Statement of Use on behalf of the applicant; that he believes the applicant to be the owner

Atty Ref. No. 305428-1
of the trademark sought to be registered; and that all statements made of his own knowledge are true and all statements made on information and belief are believed to be true.

SOURCEFIRE, INC.

Dated: 9.16.2002	By: Name:	/s/ E. WAYNE JACKSON E. Wayne Jackson
	Title:	CEO

# FORM TX

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## 4

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6550 Bonnie Brae Drive
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June 1999—200,000
WEB REV: June 1999

☆U.S. GOVERNMENT PRINTING OFFICE: 1999-454-879/49

NEGATIVE PLEDGE AGREEMENT
     This Negative Pledge Agreement is made as of November 29 2002, by and between Sourcefire, Inc. (“Borrower”) and Silicon Valley Bank (“Bank”).
     In connection with, among other documents, the Loan and Security Agreement (the “Loan Documents”) being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:
1.	Except for (i) non-exclusive licenses granted in the ordinary course of business and (ii) exclusive licenses granted to Persons outside of the United States and Canada in the ordinary course of business, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber, or enter into any agreement, document, instrument or other arrangement (except with or in favor of (the Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower from selling, transferring, assigning, mortgaging, pledging, leasing, granting a security interest in or upon, or encumbering any of Borrower’s intellectual property, including, without limitation, the following:
a.	Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

b.	Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

c.	Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

d.	All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications;

e.	Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks;

f.	Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

g.	All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

h.	All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

i.	All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

2.	It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

3.	Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.
BORROWER:
SOURCEFIRE INC.

By:	/s/ Marc Rubin	[SEAL]

Name:	Marc Rubin

Title:	CFO

BANK:
SILICON VALLEY BANK

By:	/s/ Shear E. Goodman [SEAL]

Name:	Shear E. Goodman

Title:	VP

2

IMPORTANT NOTICE
     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
EQUIPMENT TERM NOTE

$ 1,000,000.00	Reston, Virginia
November 29, 2002
     FOR VALUE RECEIVED, the undersigned, SOURCEFIRE, INC., a Delaware corporation (“Borrower”) promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank, doing business in Virginia as “Silicon Valley East, Inc.” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all equipment advances (“Equipment Advances”) made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank of even date herewith, (as amended from time to time the “Loan Agreement”), up to a maximum principal amount of One Million and no/100 Dollars ($1,000,000.00) (“Principal Sum”), or so much thereof as may be advanced and remains unpaid. Borrower may request Equipment Advances under this Note from and until the Equipment Availability End Date. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.
     Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).
     This Note is the “Equipment Term Note” described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.
     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.
     Bank is hereby authorized by Borrower to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.
     The occurrence of any Event of Default under the Loan Agreement, shall constitute an Event of Default under the terms of this Note.
     Upon the occurrence of an Event of Default, the Bank may at its option, exercise all of the rights, powers, and remedies available under the terms of this Note or any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.
     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrower hereby appoints and designates Mary Zinsner, Esq., Borrower’s duly constituted attorney-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrower for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attomeys-in-fact appointed to act for Borrower hereunder.

2

     Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.
     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.
     Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.
     BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
[SIGNATURES ARE ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Aimee M. Gardner	By: /s/ Marc Rubin	[SEAL]

Name: MARC RUBIN
Title: CFO

4

IMPORTANT NOTICE
     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
REVOLVING PROMISSORY NOTE

$2,000,000.00	Reston, Virginia
November 29, 2002
     FOR VALUE RECEIVED, the undersigned, SOURCEFIRE, INC., a Delaware corporation (“Borrower”) promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances (“Advances”) made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank of even date herewith, as amended from time to time (the “Loan Agreement”), up to a maximum principal amount of Two Million and no/100 Dollars ($2,000,000.00) (“Principal Sum”), or so much thereof as may be advanced or readvanced and remains unpaid. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances, as follows:
     Commencing as of the date of the first Advance and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the variable rate of interest, per annum, most recently announced by Bank as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank (the “Prime Rate”), plus one percent (1.00%) per annum. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.
     The unpaid Principal Sum, together with accrued interest thereon at the rate or rates provided above, shall be payable as follows:
          (a) Accrued interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing December 5, 2002, and continuing on the 5th day of each calendar month thereafter to maturity; and
          (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Maturity Date.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.
     Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).
     This Note is the “Revolving Promissory Note” described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.
     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.
     Bank is hereby authorized by Borrower to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

2

     The occurrence of any Event of Default under the Loan Agreement, shall constitute an Event of Default under the terms of this Note.
     Upon the occurrence of an Event of Default, the Bank may at its option, exercise all of the rights, powers, and remedies available under the terms of this Note or any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.
     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrower hereby appoints and designates Mary Zinsner, Esq., Borrower’s duly constituted attomey-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrower for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attomeys-in-fact appointed to act for Borrower hereunder.
     Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.
     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.
     Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.
     BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY

3

KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

4

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Aimee M. Gardner	By: /s/ Marc Rubin	[SEAL]

Name: MARC RUBIN
Title: CFO

5

IMPORTANT NOTICE
     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$3,000,000.00	Reston, Virginia
November 3, 2003
     FOR VALUE RECEIVED, the undersigned, SOURCEFIRE, INC., a Delaware corporation (“Borrower”) promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances (“Advances”) made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), up to a maximum principal amount of Three Million and no/100 Dollars ($3,000,000.00) (“Principal Sum”), or so much thereof as may be advanced or readvanced and remains unpaid. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances, as follows:
     Commencing as of the date of the first Advance and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the variable rate of interest, per annum, most recently announced by Bank as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank (the “Prime Rate”), plus one percent (1.00%) per annum. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.
     The unpaid Principal Sum, together with accrued interest thereon at the rate or rates provided above, shall be payable as follows:
          (a) Accrued interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing December 5, 2003, and continuing on the 5th day of each calendar month thereafter to maturity; and
          (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Maturity Date.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.
     Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).
     This Note is the “Replacement Revolving Promissory Note” described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note increases, amends and restates in its entirety that certain Revolving Promissory Note dated November 29, 2002 (the “Prior Note”) in the maximum principal amount of Two Million Dollars ($2,000,000) from the Borrower in favor of the Bank. It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged hereby. The Borrower agrees that the execution of and delivery of this Note is not intended to and shall not cause or result in a novation with respect to the Prior Note. This Note is secured as provided in the loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.
     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.
     Bank is hereby authorized by Borrower to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.
     The occurrence of any Event of Default under the Loan Agreement, shall constitute an Event of Default under the terms of this Note.
     Upon the occurrence of an Event of Default, the Bank may at its option, exercise all of the rights, powers, and remedies available under the terms of this Note or any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.
     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrower hereby appoints and designates Mary Zinsner, Esq., Borrower’s duly constituted attomey-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrower for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attomeys-in-fact appointed to act for Borrower hereunder.
     Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.
     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

     Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.
     BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Nick Margarites	By: /s/ Todd P. Headley	[SEAL]

Name: Todd P. Headley
Title: CFO

WARRANT TO PURCHASE STOCK
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.
WARRANT TO PURCHASE STOCK

Company:	SourceFire, Inc., a Delaware corporation
Number of Shares:	5,246
Class of Stock:	Series A Convertible Preferred
Warrant Price:	$3.05 per share
Issue Date:	November 3, 2003
Expiration Date:	November 2, 2010
     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK (“Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the “Shares”) of the company (the “Company”) at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.
ARTICLE 1. EXERCISE.
          1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.
          1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.
          1.3 Fair Market Value. If the Company’s common stock is traded in a public market and the shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering, the “price to public” per share price specified in the final prospectus relating to such offering). If the Company’s common stock is traded in a public market and the Shares are convertible preferred stock, the fair market value of a Share shall be the closing price of a share of the Company’s common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or, in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering, the initial “price to public” per share price specified in the final prospectus relating to such offering), in both cases, multiplied by the number of shares of the Company’s common stock into which a Share is convertible. If the Company’s common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.
          1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, but in any event within ten (10) days of such exercise or conversion, and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.
          1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company shall, at its expense, execute and deliver, in lieu of this Warrant, a new warrant of like tenor.
          1.6 Treatment of Warrant Upon Acquisition of Company.
               1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.
               1.6.2 Treatment of Warrant at Acquisition.
               (a) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition in which the sole consideration is cash, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.
               (b) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an “arms length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if

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the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.
               (c) Upon the closing of any Acquisition other than those particularly described in subsections (a) and (b) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant, as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.
As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten (10) percent or more of the stock of Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person’s or entity’s officers, directors, joint venturers or partners, as applicable.
          1.7 Conversion or Redemption of Preferred Stock. In the event that all outstanding shares of the Company’s Series A Convertible Preferred Stock are converted into shares of the Company’s Common Stock in accordance with the terms of the Company’s Certificate of Incorporation at any time prior to the Expiration Date, this Warrant shall become exercisable for Common Stock. In the event that all outstanding shares of the Company’s Series A Convertible Preferred Stock are redeemed at a price greater than the then existing Warrant Price in accordance with the terms of the Company’s Certificate of Incorporation at any time prior to the Expiration Date, this Warrant shall automatically be deemed converted pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised or converted as of the first Mandatory Redemption Date (as that term is defined in the Company’s Certificate of Incorporation).
ARTICLE 2. ADJUSTMENTS TO THE SHARES.
          2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increase the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.
          2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant,

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the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company’s Certificate of Incorporation upon the closing of a registered public offering of the Company’s common stock. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.
          2.3 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant or, if the Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth in the Company’s Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Shares in the Company’s Certificate of Incorporation relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of the same series and class as the Shares granted to the Holder.
          2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.
          2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.
          2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish

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Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.
ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.
          3.1 Representations and Warranties. The Company represents and warrants to the Holder as follows:
               (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.
               (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.
               (c) The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of Shares of authorized but unissued stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.
               (d) The capitalization table previously provided to Holder remains true and complete as of the Issue Date.
          3.2 Notice of Certain Events. if the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for sale additional shares of any class or series of the Company’s stock; (c) to effect any reclassification or recapitalization of any of its stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, the Company shall give Holder: (1) at least 10 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.
          3.3 Registration Under Securities Act of 1933, as amended. The Company agrees that (i) the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall have certain incidental, or “Piggyback,” and Form S3 registration rights pursuant to and as set forth in the Company’s Second

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Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) and (ii) the Holder shall be deemed a “Purchaser” as that term is defined and used in the Company’s Investor Rights Agreement. The provisions set forth in the Company’s Investor Rights Agreement or similar agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares of the same series and class as the Shares granted to the Holder.
          3.4 No Shareholder Rights. Except as provided in this Warrant, the Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.
ARTICLE 4. REPRESENTATIONS. WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:
          4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.
          4.2 Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.
          4.3 Investment Experience. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.
          4.4 Accredited Investor Status. The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.
          4.5 The Act. The Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered

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under the 1933 Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.
ARTICLE 5. MISCELLANEOUS.
          5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date. The “Expiration Date” shall be the earlier of (i) the seventh anniversary of the Issue Date and (ii) the Mandatory Conversion Date as such date is defined in the Company’s Certificate of Incorporation.
          5.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE ACT, OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.
          5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to Silicon Valley Bancshares (Holder’s parent company) or any other affiliate of Holder. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale. At the written request of the Holder, who proposes to sell Stock issuable upon the exercise of the Warrant in compliance with Rule 144, within ten (10) days after receipt of such request, a written statement confirming the Company’s compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time. In addition, the Company agrees to provide the Holder within ten (10) days of written request such additional documents as the Holder may require in order to exercise its rights under this Warrant and transfer the Shares issued hereunder and carry out the intent of this Warrant, including, without limitation, an opinion of counsel for the benefit of the Holder or any underwriter or broker.
          5.4 Transfer Procedure. Upon receipt by Holder of the executed Warrant, Holder will transfer all of this Warrant to Silicon Valley Bancshares, Holder’s parent company, by execution of an Assignment substantially in the form of Appendix 2.

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Subject to the provisions of Article 5.3 and upon providing Company with written notice, Silicon Valley Bancshares and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Silicon Valley Bancshares or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.
          5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:
Silicon Valley Bancshares
Attn: Treasury Department
3003 Tasman Drive, HA 200
Santa Clara, CA 95054
Telephone: 408-654-7400
Facsimile: 408-496-2405
     Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:
SourceFire, Inc.
Attn: General Counsel
9212 Berger Road, Suite 200
Columbia, Maryland 21046
Telephone: 410-290-1616
Facsimile: 410-290-0024
          5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
          5.7 Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney’s fees.
          5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be

8

deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.
          5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.
          5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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“COMPANY”

Sourcefire, Inc.

By:	/s/ Todd P. Headley

Name:	Todd P. Headley
Title:	CFO

“HOLDER”

Silicon Valley Bank

By:	/s/ Megan Scheffel

Name:	Megan Scheffel

(Print)
Title:	VP

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APPENDIX 1
NOTICE OF EXERCISE
     1. Holder elects to purchase ___ shares of the Common/Series ___ Preferred [strike one] Stock of ___ pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.
               [or]
     1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for ___ of the Shares covered by the Warrant.
     [Strike paragraph that does not apply.]
     2. Please issue a certificate or certificates representing the shares in the name specified below:

Holders Name

(Address)
     3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

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APPENDIX 2
ASSIGNMENT
     For value received, Silicon Valley Bank hereby sells, assigns and transfers unto

Name: Address:	Silicon Valley Bancshares 3003 Tasman Drive (HA-200) Santa Clara, CA 95054

Tax ID:91-1962278
that certain Warrant to Purchase Stock issued by SourceFire, Inc. (the “Company”), on November ___, 2003 (the “Warrant”) together with all rights, title and interest therein.

SILICON VALLEY BANK

By:
Name:
Title:
Date: November__, 2003
By its execution below, and for the benefit of the Company, Silicon Valley Bancshares makes each of the representations and warranties set forth in Article 4 of the Warrant as of the date hereof.

SILICON VALLEY BANCSHARES

By:
Name:
Title:

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FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of November 3, 2003 by and between SILICON VALLEY BANK, a California-chartered bank (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191 and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 9212 Berger Road, Suite 200, Columbia, Maryland 21046.
RECITALS.
     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the original maximum principal amount of Two Million Dollars ($2,000,000) (the “Committed Revolving Line”) and a committed equipment line of credit in the original principal amount of One Million Dollars ($1,000,000) (the “Committed Equipment Line”).
     B. Borrower has requested that Bank (i) increase the Committed Revolving Line from Two Million Dollars ($2,000,000) to Three Million Dollars ($3,000,000), (ii) extend the maturity date of the Committed Revolving Line to March 29, 2005, (iii) extend the date through which Equipment Advances can be made under the Committed Equipment Line, (iv) amend certain covenants set forth in the Loan Agreement, and (v) make such other changes to the Loan Agreement as are more specifically set forth herein, and Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.

     C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:
     1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.
     2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Committed Equipment Line as of the date hereof is $383,861.53, (b) that interest on the unpaid principal balance of the Equipment Note has been paid through September 30, 2003, (c) as of the date hereof, the Bank has made Equipment Advances to Borrower in the amount of Five Hundred Forty-Eight Thousand Eight Hundred Dollars ($548,800) and (d) that the unpaid principal balance of the Equipment Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.
     3. Defined Terms. Notwithstanding anything set forth in the Loan Agreement to the contrary, from and after the date hereof, the definitions of “Committed Revolving Line”, “Credit Extension” and “Revolving Maturity Date” set forth in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:
     “Committed Revolving Line” means a credit extension of up to Three Million Thousand Dollars ($3,000,000).
     “Credit Extension” is each Advance, Equipment Advance, Letter of Credit, , or any other extension of credit by Bank for Borrower’s benefit.

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     “Revolving Maturity Date” means March 29, 2005.
     The following definition is added to Section 13.1 of the Loan Agreement:
     “EBITDA” means for any period of determination thereof Borrower’s net income (or loss), plus income taxes, plus interest expense, plus depreciation, amortization and other non-cash charges in accordance with GAAP as shown on the Borrower’s income statement delivered to Bank.
     5. Revolving Advances. Section 2.1.1(a) of the Loan Agreement is amended and restated in its entirety as follows:
     (a) Bank will make Advances not exceeding the lesser of (i) the Committed Revolving Line, minus all amounts for services utilized under the Cash Management Services Sublimit minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit or (ii) the Borrowing Base, minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), it being understood that the Cash Management Services Sublimit will be available without respect to the amount of the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement. All advances shall be evidenced by the Revolving Promissory Note to be executed and delivered by Borrower to Bank on the Closing Date and shall be repaid in accordance with the terms of the Revolving Promissory Note.
     6. Letters of Credit Sublimit. The following Section is added to the Loan Agreement immediately after Section 2.1.2 as Section 2.1.2A:
     2.1.2A  Letters of Credit Sublimit.
     Bank will issue or have issued Letters of Credit for Borrower’s account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base, minus (ii) the outstanding principal balance of the Advances, minus the Cash Management Sublimit, however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not at any time exceed One Hundred Thousand Dollars ($100,000). Borrower’s Letter of Credit reimbursement obligation will be secured by unencumbered cash on terms acceptable to Bank at any time upon the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Prior to or simultaneously with the opening of each Letter of Credit, Borrower shall pay to Bank, a letter of credit fee (each a “Letter of Credit Fee” and collectively the “Letter of Credit Fees”) in an amount equal to one percent (1.0%) per annum of the face amount of the Letter of Credit. Such Letter of Credit Fees shall be paid in advance upon the issuance of the Letter of Credit and upon each anniversary thereof, if any. In addition, Borrower shall pay to Bank any and all

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additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by Bank.
     7. Equipment Advances. Section 2.1.3(a) of the Loan Agreement is amended and restated in its entirety as follows:
     Through September 30, 2004 (the “Equipment Availability End Date”), Bank will make advances (“Equipment Advance” and, collectively, “Equipment Advances”) not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Eligible Equipment or Other Equipment purchased on or after ninety (90) days before the date of each Equipment Advance; provided, however, that if the first Equipment Advance is made within thirty (30) days of the Closing Date, it may be used to finance or refinance Eligible Equipment purchased after January 1, 2002. Equipment Advances may not exceed one hundred percent (100%) of the invoice for Eligible Equipment, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Other Equipment may constitute up to twenty-five percent (25%) of the aggregate amount of all Equipment Advances, provided that for all Equipment Advances from and after November  , 2003, Other Equipment may be up to One Hundred Twelve Thousand Eight Hundred Dollars ($112,800). Each Equipment Advance must be for a minimum of One Hundred Thousand and no/100 Dollars ($ 100,000.00). The number of Equipment Advances is limited to eight (8).
     8. Fixed Rate Option. Bank and Borrower agree that the definition of “Fixed Rate Option” in Section 2.3(a) of the Loan Agreement shall mean with respect to each Equipment Advance made prior to November 1, 2003, seven percent (7.0%) per annum and with respect to any Equipment Advances made from and after November 1, 2003, six and one half percent (6.5%).
     9. Financial Statements, Reports, Certificates. Sections 6.2 (b) and (d) of the Loan Agreement are hereby amended and restated in their entirety, as follows:
     (b) During any calendar month where Advances are made or outstanding under the Committed Revolving Line, within thirty (30) days after the last day of such month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable.
     (d) Borrower will allow Bank to audit Borrower’s Accounts at Borrower’s expense. Such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing. The initial audit will be

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conducted within sixty days of any Advance or other Credit Extension under the Committed Revolving Line.
     10. Primary Accounts. Section 6.7 (Primary Accounts) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     6.7 Primary Accounts. Borrower will maintain not less than the lesser of (i) sixty five percent (65%) of its primary depository, operating, and investment accounts or (ii) Two Million Five Hundred Thousand Dollars ($2,500,000) with Bank or its affiliates.
     11. Financial Covenants. Section 6.8 (Financial Covenants) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     6.8 Financial Covenants.
     (a) Minimum Quarterly EBITDA. Borrower will maintain EBITDA of not less than the following amounts for the quarterly period ending as of each of the dates below:

DATE	AMOUNT
December 31,2003	($2,000,000);
March 31,2004 and June 30,2004	($1,750,000);
September 30,2004	($1,250,000); and
December 31,2004	$250,000.
     (b) EBITDA for Fiscal Year 2005 and Beyond. The Quarterly EBITDA covenant for Borrower’s first quarter of fiscal year 2005 and beyond shall be determined by Bank in Bank’s sole but reasonable discretion upon Bank’s receipt and satisfactory review of the Borrower’s board of directors approved financial plan. Borrower agrees to provide Bank with its board of directors approved financial plan no later than November 30,2004.
     12. Borrowing Base Certificate. Exhibit C to the Loan Agreement is hereby replaced in its entirety with Exhibit C attached hereto and made a part hereof.
     13. Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and made a part hereof.
     14. Payment Of Loan Fees. At the time of the execution and delivery of this Amendment, Borrower shall pay to Bank nonrefundable fees (a) in the amount of Seventeen

5

Thousand Five Hundred Dollars ($17,500) for the increase and extension of the Committed Revolving Line (the “Revolving Loan Fee”), and (b) in the amount of One Thousand Fifty Dollars ($1,050) in connection with the amendment to the Committed Equipment Line (the “Equipment Line Fee”, and together with the Revolving Loan Fee, collectively, the “Loan Fees”), plus all out-of-pocket expenses, including, without limitation, Bank’s reasonable attorney’s fees.
     15. Replacement Promissory Notes. The Revolving Promissory Note issued pursuant to the Loan Agreement in connection with the Committed Revolving Line is being replaced in its entirety with Exhibit E attached hereto. Borrower shall execute and deliver to Bank on the date hereof its Amended and Restated Revolving Promissory Note in the form of Exhibit E attached hereto and incorporated herein by reference (the “Replacement Revolving Promissory Note”), in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note, and the Replacement Revolving Promissory Note shall be one of the Loan Documents. The promissory note being substituted pursuant to this Agreement shall be marked “Replaced” and returned to Borrower promptly after the execution and delivery of the Replacement Revolving Promissory Note.
     16. Conditions Precedent. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:
     (a) The fully executed Replacement Revolving Promissory Note;
     (b) A fully executed Warrant to Purchase Stock in the form of Exhibit G attached hereto and made a part hereof;

6

     (c) Proof that Borrower has paid all costs and expenses to Bank in connection with this Agreement, including but not limited to, the Loan Fees and Bank’s reasonable attorneys fees; and
     (d) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.
     17. Representations. Borrower hereby confirms that the representations set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.
     18. Additional Defaults. In addition to those Events of Default specifically enumerated in the Loan Agreement if Borrower shall fail to comply with the terms of any covenant or agreement contained herein, such failure shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided in the Loan Agreement, as well as all other rights and remedies provided to Bank under the terms of any of the other Loan Documents.
     19. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.
     20. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement, and this Agreement and, except for the Warrant attached hereto as Exhibit G which shall be governed by the laws of the State of Delaware, each of the Loan Documents shall be governed and construed in accordance with the laws of the

7

Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
     21. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents with respect to the Borrower. In addition, Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.
     22. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

8

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Nick Margarites	By:	/s/ Todd P. Headley

Name: Todd P. Headley
Title: CFO

SILICON VALLEY BANK

	By:	/s/ Megan Scheffel

Name: Megan Scheffel
Title: VP

9

EXHIBIT C
BORROWING BASE CERTIFICATE

Borrower:	Sourcefire, Inc.	Bank:	Silicon Valley Bank
	9212 Berger Road		3003 Tasman Drive
	Suite 200		Santa Clara, CA 95054
Columbia, Maryland 21046
Commitment Amount: $3,000,000.00

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ____		$

2.	Additions (please explain on reverse)		$

3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$

5.	Balance of 50% over 90 day accounts	$

6.	Credit balances over 90 days	$

7.	Concentration Limits	$

8.	Foreign Accounts	$

9.	Governmental Accounts not perfected under Federal Assignment of Claims Act	$

10.	Contra Accounts	$

11.	Promotion or Demo Accounts	$

12.	Intercompany/Employee Accounts	$

13.	Other (please explain on reverse)	$

14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$

15.	Eligible Accounts (#3 minus #14)		$

16.	LOAN VALUE OF ACCOUNTS (80% of #15)		$

BALANCES
17.	Maximum Loan Amount	$3,000,000.00
18.	Total Funds Available [Lesser of #17 or #16]		$

19.	Present balance owing on Line of Credit	$

20.	Outstanding under Sublimits (Cash Management and LC’s)	$

21.	RESERVE POSITION (#18 minus #19 and #20)		$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.
COMMENTS:

By:
               Authorized Signer

BANK USE ONLY
Rec’d By:
Auth. Signer
Date:
Verified:
Auth. Signer
Date:

EXHIBIT D

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE, INC.
9212 Berger Road
Suite 200
Columbia, Maryland 21046
     The undersigned authorized officer of SOURCEFIRE, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and -Annual	Yes	No
Borrowing Base Certificate	Monthly when borrowing within 30 days	Yes	No

Financial Covenant	Required	Actual	Complies
Maintain on a quarterly basis:

Minimum EBITDA	Quarter Ending	Required	Actual	Complies
	December 31, 2003	($2,000,000)	$	Yes	No

	March 31, 2004	($1,750,000)	$	Yes	No

	June 30, 2004	($1,750,000)	$	Yes	No

	September 30, 2004	($1,250,000)	$	Yes	No

	December 31, 2004	$ 250,000	$	Yes	No

Minimum EBITDA Covenant for Fiscal Year 2005 and beyond shall be set by Bank upon receipt of Borrower’s Board of Director’s approved financial plan, which projections shall be received no later than November 30,2004.

Comments Regarding Exceptions: See Attached.

Sincerely,

Signature

Title

Date

BANK USE ONLY
Received by:
authorized signer
Date:

Verified:
authorized signer
Date:
Compliance Status:                 Yes       No

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of March 19, 2004 by and between SILICON VALLEY BANK, a California-chartered bank (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182, and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 9212 Berger Road, Suite 200, Columbia, Maryland 21046.
RECITALS.
     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the original maximum principal amount of Three Million Dollars ($3,000,000) (the “Committed Revolving Line”) and a committed equipment line of credit in the original principal amount of One Million Dollars ($1,000,000) (the “Committed Equipment Line”).
     B. Borrower failed to maintain EBITDA for the quarterly period ending December 31, 2003 at the level required by Section 6.8(a) of the Loan Agreement (the “Existing Default”), and has requested that Bank (i) waive the Existing Default, and (ii) amend the covenants set forth in Section 6.8(a) of the Loan Agreement as more specifically set forth herein, and Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.
     C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:
     1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.
     2. Waiver of Existing Default. Bank hereby waives the Existing Default. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future these covenants or any other provision or term of the Loan Agreement or any related document.
     3. Financial Covenants. Section 6.8 (Financial Covenants) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     6.8 Financial Covenants.
     (a) Minimum Cash. Borrower will maintain at all times unencumbered cash and cash equivalents of not less than $7,500,000.
     3. Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and made a part hereof.
     4. Representations. Borrower hereby confirms that the representations set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and

2

that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.
     5. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.
     6. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement, and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
     7. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents with respect to the Borrower. In addition, Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.
     8. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Thomas McDonough	By:	/s/ Todd P. Headley

Name: Todd P. Headley
Title: CFO

SILICON VALLEY BANK

	By:	/s/ Megan Scheffel

Name: Megan Scheffel
Title: Vice President

4

EXHIBIT D

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE, INC.
9212 Berger Road
Suite 200
Columbia, Maryland 21046
          The undersigned authorized officer of SOURCEFIRE, INC, (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
     Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant
Complies		Required
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and -Annual	Yes	No
Borrowing Base Certificate	Monthly when borrowing
	within 30 days	Yes	No

Financial Covenant	Required	Actual	Complies
Minimum Cash	$7,500,000	$	Yes	No
Comments Regarding Exceptions: See Attached.
[continued on next page]

Sincerely,

Signature

Title

Date

     bank use only

Received by:

AUTHORIZED SIGNER

Date:

Verified:

AUTHORIZED SIGNER

Date:

Compliance Status:	Yes	No

2

INVOICE FOR FEES AND/OR EXPENSES

BORROWER:	SOURCEFIRE, INC.
FED.TAX ID#	52-2289365

LOAN OFFICER:	MEGAN SCHEFFEL

DATE:	October 31, 2003

Loan Fees:	Loan Fees	$18,550
Please indicate the method of payment:
☐	A check for the total is attached

☑	Debit DDA# 3300369894 for the total amount

☐	Loan proceeds

Legal Fees:	Legal Fees and Expenses	$2,500
Please attach a check in the amount of $2,500 payable to “Troutman Sanders LLP” or sign and complete the attached form.
Borrower:
SOURCEFIRE, INC.

By:	/s/ Todd P. Headley, CFO	Date:	11/19/03
Authorized Signer

Lender:
Silicon Valley Bank

By:		Date:

Account Officer

Silicon Valley Bank

By:		Date:

Signed in Santa Clara County, California

CORPORATE BORROWING RESOLUTION

Borrower:	Sourcefire, Inc.	Bank:	Silicon Valley Bank
	9212 Berger Road,		11600 Sunrise Valley Drive
	Suite 200		Suite 400
	Columbia, MD 21046		Reston, Virginia 20191
I, the Secretary or Assistant Secretary of Sourcefire, Inc. (“Borrower”), certify that Borrower is a corporation existing under the laws of the State of Delaware.
I certify that at a meeting of Borrower’s Directors (or by other authorized corporate action) duly held the following resolutions were adopted.
It is resolved that any one of the following officers of Borrower, whose name, title and signature is below:

NAME	TITLE	SIGNATURE

E.Wayne Jackson	Chairman & CEO	/s/ E.Wayne Jackson

Thomas McDonough	President & COO	/s/ Thomas McDonough

Todd Headley	CFO	/s/ Todd Headley

may act for Borrower and:
Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).
Execute Loan Documents. Execute any loan documents Bank requires.
Grant Security. Grant Bank a security interest in any of Borrower’s assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances,promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.
Letters of Credit. Apply for letters of credit from Bank.
Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.
Issue Warrants. Issue warrants for Borrower’s stock.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.
Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.
I certify that the persons listed above are Borrower’s officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

x /s/ Martin Roesch	November 3, 2003
Secretary or Assistant Secretary	Date

*	If the certifying officer is designated as a signer in these resolutions then another corporate officer must also sign.

Loan Payment/Advance Request Form
Deadline for same day processing is 3:00. E.S.T.

Fax To: 617-969-5965	Date: 11/19/03

☐ LOAN PAYMENT:                                          client name (borrower)

From Account #		To Account #
	(Deposit Account #)		(Loan Account #)

Principal $		and/or Interest $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:
Authorized Signature:                                         Phone Number:

☐ Loan Advance:
Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #		To Account #
	(Loan Account #)		(Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:
     Authorized Signature:                                                             Phone Number:
Outgoing Wire Request
Complete only if all or a portion of funds from the loan advance above are to be wired.
Deadline for same day processing is 12:00 p.m., E.S.T.

Beneficiary Name:	Troutman Sanders LLP	Amount of Wire: $ 2,500

Beneficiary Bank:	Wachovia Bank, National Association	Account Number: 2052700305792

City and State:	Atlanta, GA

Beneficiary Bank Transit (ABA) #: 061000227	Beneficiary Bank Code (Swift, Sort, Chip, etc.):___
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	Todd P. Headley	2nd Signature (If Required):

Print Name/Title:	Todd P. Headley, CFO	Print Name/Title:

Telephone #	410-423-1931	Telephone #

IMPORTANT NOTICE
     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$5,000,000.00	Vienna, Virginia April 25, 2005
     FOR VALUE RECEIVED, the undersigned, SOURCEFIRE, INC., a Delaware corporation (“Borrower”) promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances (“Advances”) made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), up to a maximum principal amount of Five Million and no/100 Dollars ($5,000,000.00) (“Principal Sum”), or so much thereof as may be advanced or readvanced and remains unpaid. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances, as set forth in the Loan Agreement. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.
     The unpaid Principal Sum, together with accrued interest thereon at the rate or rates set forth in the Loan Agreement, shall be payable as follows:
          (a) Accrued interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing May 5, 2005, and continuing on the fifth (5th) day of each calendar month thereafter to maturity; and
          (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Maturity Date.
     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.
     Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).
     This Note is the “Replacement Revolving Promissory Note” described in a certain Third Amendment to Loan and Security Agreement of even date herewith between Borrower and Bank, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note increases, amends and restates in its entirety that certain Amended and Restated Revolving Promissory Note dated November 3, 2003 (the “Prior Note”) in the maximum principal amount of Three Million Dollars ($3,000,000) from the Borrower in favor of the Bank. It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged hereby. The Borrower agrees that the execution of and delivery of this Note is not intended to and shall not cause or result in a novation with respect to the Prior Note. This Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.
     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.
     Bank is hereby authorized by Borrower to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

2

     The occurrence of any Event of Default under the Loan Agreement, shall constitute an Event of Default under the terms of this Note.
     Upon the occurrence of an Event of Default, the Bank may at its option, exercise all of the rights, powers, and remedies available under the terms of this Note or any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.
     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrower hereby appoints and designates Mary Zinsner, Esq., Borrower’s duly constituted attorney-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrower for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for Borrower hereunder.
     Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.
     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.
     Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.
     BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE

3

COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

4

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Thomas McDonough	By:	/s/ Todd P. Headley Name: Todd P. Headley	[SEAL]
Title: CFO

5

IMPORTANT NOTICE
     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
EQUIPMENT TERM NOTE

$1,000,000.00	Vienna, Virginia
April 25, 2005
     FOR VALUE RECEIVED, the undersigned, SOURCEFIRE, INC., a Delaware corporation (“Borrower”) promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank, doing business in Virginia as “Silicon Valley East, Inc.” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all equipment advances (“Supplemental Equipment Advances”) made by Bank to Borrower in accordance with the terms and conditions of that certain Third Amendment to Loan and Security Agreement of even date herewith by and between Borrower and Bank, which amends that certain Loan and Security Agreement between Borrower and Bank dated November 29, 2002 (the Loan and Security Agreement as amended from time to time is hereinafter called the “Loan Agreement”), up to a maximum principal amount of One Million and no/100 Dollars ($1,000,000.00) (“Principal Sum”), or so much thereof as may be advanced and remains unpaid. Borrower may request Supplemental Equipment Advances under this Note from and until the Supplemental Equipment Availability End Date. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.
     Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     This Note is the “Supplemental Equipment Term Note” described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.
     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.
     Bank is hereby authorized by Borrower to endorse on Bank’s books and records each Supplemental Equipment Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Supplemental Equipment Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Supplemental Equipment Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.
     The occurrence of any Event of Default under the Loan Agreement, shall constitute an Event of Default under the terms of this Note.
     Upon the occurrence of an Event of Default, the Bank may at its option, exercise all of the rights, powers, and remedies available under the terms of this Note or any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.
     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrower hereby appoints and designates Mary Zinsner, Esq., Borrower’s duly constituted attorney-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrower for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the

2

Clerk’s Office of the Circuit Court of Fairfax County, Virginia. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for Borrower hereunder.
     Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.
     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.
     Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.
     BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
[SIGNATURES ARE ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Thomas McDonough	By:	/s/ Todd P. Headley	[SEAL]

Name: Todd P. Headley
Title: CFO

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THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of April ___, 2005, but effective as of March 31, 2005 by and between SILICON VALLEY BANK, a California-chartered bank (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182 and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 9770 Patuxent. Woods Drive, Columbia, Maryland 21046.
RECITALS.
     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the current maximum principal amount of Three Million Dollars ($3,000,000) (the “Committed Revolving Line”) and a committed equipment line of credit in the original principal amount of One Million Dollars ($1,000,000) (the “Committed Equipment Line”).
     B. Borrower has requested that Bank (i) increase the Committed Revolving Line from Three Million Dollars ($3,000,000) to Five Million Dollars ($5,000,000), (ii) extend the maturity date of the Committed Revolving Line, (iii) provide Borrower with a supplemental equipment line in the maximum principal amount of One Million Dollars ($1,000,000), and (iv) make such other changes to the Loan Agreement as are more specifically set forth herein, and Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.

     C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:
     1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.
     2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Committed Equipment Line as of the date hereof is $___, (b) that interest on the unpaid principal balance of the Equipment Note has been paid through March 31, 2005 and (c) that the unpaid principal balance of the Equipment Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.
     3. Defined Terms. Notwithstanding anything set forth in the Loan Agreement to the contrary, from and after the date hereof, the definitions of “Committed Revolving Line”, “Credit Extension” and “Revolving Maturity Date” set forth in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:
     “Committed Revolving Line” means a credit extension of up to Five Million Dollars ($5,000,000).
     “Credit Extension” is each Advance, Equipment Advance, Letter of Credit, Supplemental Equipment Advance, or any other extension of credit by Bank for Borrower’s benefit.
     “Revolving Maturity Date” means March 28, 2007.
     The following definitions are added to Section 13.1 of the Loan Agreement:

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     “Eligible Foreign Accounts” means (a) at all times that Borrower has an Adjusted Quick Ratio equal to or less than 2.0 to 1.0, Zero Dollars ($0) and (b) at all times that Borrower has an Adjusted Quick Ratio greater than 2.0 to 1.0, the lesser of (i) $500,000 or (ii) the amount of Accounts which satisfy the requirements for Eligible Accounts, but are billed and collected by a Subsidiary of Borrower established after the date of this Agreement that is not organized under the laws of the United States of America, a state thereof, or the District of Columbia.
     “Supplemental Committed Equipment Line” is a Credit Extension of up to One Million Dollars ($1,000,000).
     “Supplemental Commitment Termination Date” means March 31, 2006.
     “Supplemental Equipment Advance” has the meaning set forth in Section 2.1.4 (a).
     “Supplemental Equipment Availability End Date” has the meaning set forth in Section 2.1.4
     “Supplemental Equipment Term Note” means the equipment term note now or hereafter delivered by Borrower to Bank in connection with the Supplemental Committed Equipment Line in substantially the form of Exhibit H, together with all renewals, amendments, modifications and substitutions therefore.
     5. Revolving Advances. Section 2.1.1 (a) of the Loan Agreement is amended and restated in its entirety as follows:
     (a) Bank will make Advances not exceeding the lesser of (i) the Committed Revolving Line, minus all amounts for services utilized under the Cash Management Services Sublimit, minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit or (ii) the sum of the Borrowing Base and the amount of Eligible Foreign Accounts, minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), it being understood that the Cash Management Services Sublimit and the Letter of Credit Sublimit, will be available without respect to the amount of the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement. All advances shall be evidenced by the Revolving Promissory Note to be executed and delivered by Borrower to Bank and shall be repaid in accordance with the terms of the Revolving Promissory Note.
     6. Cash Management Services Sublimit. Section 2.1.2 of the Loan Agreement is amended and restated in its entirety as follows:

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     2.1.2 Cash Management Services Sublimit.
     Borrower may use up to One Hundred Thousand Dollars ($100,000) of the Committed Revolving Line for Bank’s Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the “Cash Management Services”). Such aggregate amounts utilized under the Cash Management Services Sublimit will at all times reduce the amount otherwise available to be borrowed under the Committed Revolving Line, but are not subject to the Borrowing Base. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the rate for Advances.
     7. Letters of Credit Sublimit. Section 2.1.2(A) of the Loan Agreement is amended and restated in its entirety as follows:
     2.1.2A Letters of Credit Sublimit.
     Bank will issue or have issued Letters of Credit for Borrower’s account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base, minus (ii) the outstanding principal balance of the Advances, minus the Cash Management Sublimit, however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not at any time exceed Five Hundred Thousand Dollars ($500,000). Borrower’s Letter of Credit reimbursement obligation will be secured by unencumbered cash on terms acceptable to Bank at any time upon the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Prior to or simultaneously with the opening of each Letter of Credit, Borrower shall pay to Bank, a letter of credit fee (each a “Letter of Credit Fee” and collectively the “Letter of Credit Fees”) in an amount equal to one percent (1.0%) per annum of the face amount of the Letter of Credit. Such Letter of Credit Fees shall be paid in advance upon the issuance of the Letter of Credit and upon each anniversary thereof, if any. In addition, Borrower shall pay to Bank any and all additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by Bank.
     8. Supplemental Equipment Advances. The following Section is added to the Loan Agreement, immediately after Section 2.1.3, as Section 2.1.4:
     2.1.4 Supplemental Equipment Advances.
     (a) Through March 31, 2006 (the “Supplemental Equipment Availability End Date”), Bank will make advances (each a “Supplemental Equipment Advance” and, collectively, “Supplemental Equipment Advances”) not exceeding the Supplemental

4

Committed Equipment Line. The Supplemental Equipment Advances may only be used to finance or refinance Eligible Equipment or Other Equipment purchased on or after ninety (90) days before the date of each Supplemental Equipment Advance; provided, however, that if the first Supplemental Equipment Advance is made on or before May___, 2005 [thirty days], it may be used to finance or refinance Eligible Equipment purchased after January 1, 2005. Supplemental Equipment Advances may not exceed one hundred percent (100%) of the invoice for Eligible Equipment, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Other Equipment may constitute up to forty percent (40%) of the aggregate amount of all Supplemental Equipment Advances. Each Supplemental Equipment Advance must be for a minimum of Fifty Thousand Dollars ($50,000). The number of Supplemental Equipment Advances is limited to six (6).
     (b) Interest accrues from the date of each Supplemental Equipment Advance at the Borrower’s option at either the Supplemental Prime Rate Option or the Supplemental Fixed Rate Option (as defined in Section 2.3(a)(iii)).
     (c) Supplemental Equipment Advances for Eligible Equipment are repayable as follows:
          (i) Supplemental Equipment Advances for Eligible Equipment which accrue interest at the Supplemental Prime Rate Option (“Supplemental Prime Rate Equipment Advances”) are payable in thirty six (36) equal monthly installments of principal, plus accrued interest, on the first (1st) day of each month commencing on the first (1st) day of the first (1st) month after each Supplemental Funding Date (as defined in Section 2.14(e));
          (ii) Supplemental Equipment Advances for Eligible Equipment which accrue interest at the Supplemental Fixed Rate Option (“Supplemental Fixed Rate Equipment Advances”) are payable in thirty six (36) equal monthly installments of principal and accrued interest, on the first (1st) day of each month commencing on the first (1st) day of the first (1st) month after each Supplemental Funding Date;
          (iii) Supplemental Prime Rate Equipment Advances for Other Equipment are payable in thirty (30) equal monthly installments of principal, plus accrued interest, on the first (1st) day of each month commencing on the first (1st) day of the first (1st) month after each Supplemental Funding Date; and
          (iv) Supplemental Fixed Rate Equipment Advances for Other Equipment are payable in thirty (30) equal monthly installments of principal and accrued interest, on the first (1st) day of each month commencing on the first (1st) day of the first (1st) month after each Supplemental Funding Date.
     (d) Supplemental Equipment Advances shall be evidenced by the Supplemental Equipment Term Note to be executed and delivered by Borrower to Bank. Supplemental Equipment Advances when repaid may not be reborrowed.

5

     (e) To obtain a Supplemental Equipment Advance, Borrower at least three (3) Business Days prior to the proposed funding date (the “Supplemental Funding Date”) will deliver to Bank a Payment/Advance Form, together with copies of invoices for the Eligible Equipment and Other Equipment, and Payment/Advance Form will indicate whether the Supplemental Equipment Advance will accrue interest at the Supplemental Prime Rate Option or the Supplemental Fixed Rate Option, together with a UCC Financing Statement, if requested by Bank, covering the Equipment described on the Payment/Advance Form, and such additional information as Bank may request. The notice must be signed by a Responsible Officer or designee.
     9. Overadvances. If Borrower’s Obligations under Section 2.1.1, 2.1.2 and 2.1.2A exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay Bank the excess.
     10. Interest Rate. Payments. Section 2.3 of the Loan Agreement is amended and restated in its entirety as follows:
     (a) Interest Rate, (i) Advances on the Committed Revolving Line accrue interest on the outstanding principal balance at a per annum rate of one half of one percent (0.50%) above the Prime Rate; provided, however, during any period where Borrower has maintained EBITDA of at least $1.00 for the prior three (3) consecutive calendar months (as determined by the financial information delivered to, accepted by Bank, pursuant to Section 6.2(a) of this Agreement), Advances will accrue interest at the Prime Rate; (ii) Equipment Advances continue to accrue interest at a per annum rate, set at the Borrower’s option at the time of each Equipment Advance, of either (A) one and one-half (1.50) percentage points above the Prime Rate (the “Prime Rate Option”), or (B) with respect to each Equipment Advance made prior to November 1, 2003, a fixed rate of seven percent (7.0%) per annum and with respect to any Equipment Advances made from and after November 1, 2003, a fixed rate equal to six and one half percent (6.5%) (the “Fixed Rate Option”); and (iii) Supplemental Equipment Advances accrue interest at the time of each Supplemental Equipment Advance as selected by Borrower at such time at either (A) one (1.0) percentage point above the Prime Rate (the “Supplemental Prime Rate Option”), or (B) seven percent (7.0%) per annum (the “Supplemental Fixed Rate Option”). After and during the occurrence of an Event of Default, Obligations accrue interest at five percent (5%) above the rate effective immediately before the Event of Default. The interest rate in effect on any Credit Extensions which accrue interest at a rate tied to the Prime Rate, increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.
     (b) Payments. Accrued interest due on the Committed Revolving Line is payable on the fifth (5th) day of each month. Accrued interest due on all Equipment Advances and on all Supplemental Equipment Advances is payable on the first (1st) day of each month. Bank may debit any of Borrower’s deposit accounts including Account

6

Number                      for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower’s accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.
     (c) Borrower may voluntarily prepay all or any portion of any Supplemental Equipment Advance upon not less than five (5) Business Days notice to Bank, provided any such prepayment is accompanied by a prepayment fee equal to (i) two percent (2%) of the outstanding principal amount prepaid if the prepayment occurs within the first eighteen (18) months from the date of the Supplemental Equipment Advance and (ii) one percent (1%) of the outstanding principal amount prepaid at all times after eighteen (18) months from the date of the Supplemental Equipment Advance. In addition to the above prepayment fee, at the time of any such prepayment, Borrower must pay, on the date of the prepayment, all unpaid accrued interest to the date of the prepayment and all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement.
     11. Primary Accounts. Section 6.7 (Primary Accounts) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     6.7 Primary Accounts. Borrower will maintain not less than the lesser of (i) sixty five percent (65%) of its primary depository, operating, and investment accounts or (ii) Two Million Five Hundred Thousand Dollars ($2,500,000) with Bank or its affiliates.
     12. Financial Covenants. Section 6.8 (Financial Covenants) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     6.8 Financial Covenants.
          (a) Minimum Quarterly EBITDA. Borrower will maintain EBITDA of not less than the following amounts for the quarterly period ending as of each of the dates below:

Date:	Amount:
March 31, 2005	($2,200,000);
June 30, 2005	($1,600,000);
September 30, 2005	($1,000,000);
December 31, 2005	($500,000);	and
March 31, 2006 and thereafter	$1.00.

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          (b) Adjusted Quick Ratio. Borrower will maintain, as of the last day of each month, a ratio of (i) unrestricted cash held at Bank (or another institution if such cash is subject to a control agreement acceptable to Bank), plus net billed Accounts to (ii) Current Liabilities, minus Deferred Revenue, plus long term debt in favor of Bank, of at least 1.50 to 1.00
     13. Borrowing Base Certificate. Exhibit C to the Loan Agreement is hereby replaced in its entirety with Exhibit C attached hereto and made a part hereof.
     14. Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and made a part hereof.
      15. Payment of Loan Fees. At the time of the execution and delivery of this Agreement, Borrower shall pay to Bank nonrefundable fees (a) in the amount of Thirty Five Thousand Dollars ($35,000) for the increase and extension of the Committed Revolving Line (the “Revolving Loan Fee”), and (b) in the amount of Two Thousand Five Hundred Dollars ($2,500) in connection with the Supplemental Committed Equipment Line (the “Supplemental Equipment Loan Fee”, and together with the Revolving Loan Fee, collectively, the “Loan Fees”), plus all out-of-pocket expenses, including, without limitation, Bank’s reasonable attorney’s fees.
     16. Replacement Promissory Note. The Revolving Promissory Note issued pursuant to the Loan Agreement in connection with the Committed Revolving Line is being replaced in its entirety with Exhibit E attached hereto. Borrower shall execute and deliver to Bank on the date hereof its Second Amended and Restated Revolving Promissory Note in the form of Exhibit E attached hereto and incorporated herein by reference (the “Replacement Revolving Promissory Note”), in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note, and the Replacement Revolving Promissory Note shall be one of the Loan Documents. The promissory note being substituted pursuant to this Agreement shall be marked

8

“Replaced” and returned to Borrower promptly after the execution and delivery of the Replacement Revolving Promissory Note.
     17. Conditions Precedent. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:
          (a) The fully executed Replacement Revolving Promissory Note;
          (b) The fully executed Supplemental Equipment Term Note in the form of Exhibit H attached hereto and made a part hereof;
          (c) Proof that Borrower has paid all costs and expenses to Bank in connection with this Agreement, including but not limited to, the Loan Fees and Bank’s reasonable attorneys fees; and
          (d) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.
     18. Representations. Borrower hereby confirms that except as set forth in the Schedule attached to this Agreement, the representations set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.
     19. Additional Defaults. In addition to those Events of Default specifically enumerated in the Loan Agreement, if Borrower shall fail to comply with the terms of any covenant or agreement contained herein, such failure shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided in the Loan Agreement, as well as all other rights and remedies provided to Bank under the terms of any of the other Loan Documents.

9

     20. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.
     21. Loan Documents; Governing La; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement, and this Agreement, each of the Loan Documents shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
     22. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents with respect to the Borrower. In addition, Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of Loan Documents, except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.
     23. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:	SOURCEFIRE, INC.

By:

Name:
Title:

SILICON VALLEY BANK

By:

Name:
Title:

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EXHIBIT C
BORROWING BASE CERTIFICATE

Borrower:	Sourcefire, Inc.	Bank:	Silicon Valley Bank
	9212 Berger Road, Suite 200		3003 Tasman Drive
	Columbia, Maryland 21046		Santa Clara, CA 95054
Commitment Amount:	$5,000,000.00

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ___	$

2.	Additions (please explain on reverse)	$

3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$

5.	Balance of 50% over 90 day accounts	$

6.	Credit balances over 90 days	$

7.	Concentration Limits	$

8.	Foreign Accounts	$

9.	Governmental Accounts not perfected under FACA	$

10.	Contra Accounts	$

11.	Promotion or Demo Accounts	$

12.	Intercompany/Employee Accounts	$

13.	Other (please explain on reverse)	$

14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

15.	Eligible Accounts (#3 minus #14)	$

16.	LOAN VALUE OF ACCOUNTS (80% of #15)	$

17.	If Adjusted Quick Ratio exceeds 2.00 to 1.00 Eligible Foreign Accounts (not to exceed $500m)	$

BALANCES
18.	Maximum Loan Amount		$5,000,000
19.	Total Funds Available [Lesser of #18 or #16 plus #17]	$

20.	Present balance owing on Line of Credit	$

21.	Outstanding under Sublimits (Cash Management and LC’s)	$

22.	RESERVE POSITION (#18 minus #19 and #20)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

BANK USE ONLY
Rec’d By:

Auth. Signer

Date:

Verified:

Auth. Signer

Date:

EXHIBIT D

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE, INC.
9770 Patuxent Woods Drive
Columbia, Maryland 21046
     The undersigned authorized officer of SOURCEFIRE, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending___ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and -Annual	Yes	No
Borrowing Base Certificate	Monthly when borrowing within 30 days	Yes	No
Financial Covenant
Maintain on a quarterly basis:

Minimum EBITDA	Quarter Ending	Required	Actual	Complies
	March 31, 2005	($2,200,000)	$	Yes	No

	June 30, 2005	($1,600,000)	$	Yes	No

	September 30, 2005	($1,000,000)	$	Yes	No

	December 31, 2005	($500,000)	$	Yes	No

	March 31, 2006 and thereafter	$1.00	$	Yes	No

Maintain on a monthly basis:
Adjusted Quick Ratio		1.50 to 1.00	___ to 1.00	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

Signature

Title

Date

BANK USE ONLY

Received by:

authorized signer

Date:

Verified:

authorized signer

Date:

Compliance Status:	Yes No

Disclosure Schedule
To
Third Amendment to Loan and Security Agreement
Silicon Valley Bank and Sourcefire, Inc.
Dated April ___, 2005
Section 5.7: Superluminal Technologies, LLC, a Delaware limited liability company, is the wholly-owned subsidiary of Sourcefire, Inc.

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of June _, 2005 by and between SILICON VALLEY BANK, a California-chartered bank (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182 and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 9770 Patuxent Woods Drive, Columbia, Maryland 21046.
RECITALS.
     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the current maximum principal amount of Five Million Dollars ($5,000,000) (the “Committed Revolving Line”), a committed equipment line of credit in the original principal amount of One Million Dollars ($1,000,000) (the “Committed Equipment Line”) and a supplemental equipment line in the maximum principal amount of One Million Dollars ($1,000,000) (the “Supplemental Equipment Line”).
     B. Borrower has requested that Bank extend the delivery of Borrower’s audited consolidated financial statements from no later than one hundred twenty (120) days to one hundred eighty (180) days after the last day of Borrower’s fiscal year and Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.

     C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:
     1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.
     2. Description of Change in Terms:
          A. Financial Statements, Reports, Certificates. Section 6.2(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank;
     3. Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and made a part hereof.
     4. Representations. Borrower hereby confirms that except as set forth in the Schedule attached to this Agreement, the representations set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.
     5. Additional Defaults. In addition to those Events of Default specifically enumerated in the Loan Agreement, if Borrower shall fail to comply with the terms of any covenant or agreement contained herein, such failure shall constitute an Event of Default and

2

shall entitle Bank to exercise all rights and remedies provided in the Loan Agreement, as well as all other rights and remedies provided to Bank under the terms of any of the other Loan Documents.
     6. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.
     7. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement, and this Agreement, each of the Loan Documents shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
     8. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents with respect to the Borrower. In addition, Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.
     9. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:	SOURCEFIRE, INC.

/s/ Nick Margarites	By:	/s/ Todd P. Headley

		Name:	Todd P. Headley
		Title:	CFO

SILICON VALLEY BANK
By:	/s/ Megan Scheffel
	Name:	Megan Scheffel
	Title:	Vice President

4

EXHIBIT D

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE, INC.
9770 Patuxent Woods Drive
Columbia, Maryland 21046
     The undersigned authorized officer of SOURCEFIRE, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending ____with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 180 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and -Annual	Yes	No
Borrowing Base Certificate	Monthly when borrowing within 30 days	Yes	No
Financial Covenant
Maintain on a quarterly basis:

Minimum EBITDA	Quarter Ending	Required	Actual	Complies
	March 31, 2005	($2,200,000)	$	Yes	No

	June 30, 2005	($1,600,000)	$	Yes	No

	September 30, 2005	($1,000,000)	$	Yes	No

	December 31, 2005	($500,000)	$	Yes	No

	March 31, 2006 and thereafter	$1.00	$	Yes	No

Maintain on a monthly basis:
Adjusted Quick Ratio		1.50 to 1.00	___to 1.00	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

Signature

Title

Date

BANK USE ONLY

Received by:

AUTHORIZED SIGNER

Date:

Verified:

AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of August 1, 2005 by and between SILICON VALLEY BANK, a California-chartered bank (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182 and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 9770 Patuxent Woods Drive, Columbia, Maryland 21046.
RECITALS.
     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 2002 (as amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the current maximum principal amount of Five Million Dollars ($5,000,000) (the “Committed Revolving Line”), a committed equipment line of credit in the original principal amount of One Million Dollars ($1,000,000) (the “Committed Equipment Line”) and a supplemental equipment line in the maximum principal amount of One Million Dollars ($1,000,000) (the “Supplemental Equipment Line”).
     B. Borrower has requested that Bank modify certain financial covenants and Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.
     C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:
     1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.
     2. Description of Change in Terms:
          A. Financial Covenants. Section 6.8(a) (Financial Covenants) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
          (a) Minimum Quarterly EBITDA. Borrower will maintain EBITDA of not less than the following amounts for the quarterly period ending as of each of the dates below:

Date:	Amount:
September 30, 20Q5	($2,200,000);
December 31, 2005	($500,000);	and
March 31, 2006 and thereafter	$1.00.
     3. Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and made a part hereof.
     4. Representations. Borrower hereby confirms that except as set forth in the Schedule attached to this Agreement, the representations set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.
     5. Additional Defaults. In addition to those Events of Default specifically enumerated in the Loan Agreement, if Borrower shall fail to comply with the terms of any covenant or agreement contained herein, such failure shall constitute an Event of Default and shall entitle Bank to exercise allrights and remedies provided in the Loan Agreement, as well as

2

all other rights and remedies provided to Bank under the terms of any of the other Loan Documents.
     6. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.
     7. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement, and this Agreement, each of the Loan Documents shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
     8. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents with respect to the Borrower. In addition, Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.
     9. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SOURCEFIRE, INC.

By:	/s/ Todd P. Headley

	Name:	Todd P. Headley
	Title:	CFO

SILICON VALLEY BANK

By:	/s/ Megan Scheffel

	Name:	Megan Scheffel
	Title:	Relationship Mngr.

4

EXHIBIT D

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE, INC.
9770 Patuxent Woods Drive
Columbia, Maryland 21046
     The undersigned authorized officer of SOURCEFIRE, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending ____ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 180 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
Borrowing Base Certificate	Monthly when borrowing within 30 days	Yes	No
Financial Covenant
Maintain on a quarterly basis:

Minimum EBITDA	Quarter Ending	Required	Actual	Complies
	September 30, 2005	($2,200,000)	$	Yes	No

	December 31, 2005	($500,000)	$	Yes	No

	March 31, 2006 and thereafter	$1.00	$	Yes	No

Maintain on a monthly basis:
Adjusted Quick Ratio		1.50 to 1.00	__to 1.00	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

Signature

Title

Date

BANK USE ONLY

Received by:

AUTHORIZED SIGNER

Date:

Verified:

AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No

INVOICE FOR FEES AND/OR EXPENSES
Fee Invoice Number: 263899

BORROWER:	SOURCEFIRE, INC.

FED. TAX ID #	52-2289365

LOAN OFFICER:	Megan Scheffel

DATE:	August 15, 2005

Legal Fees and Expenses	$750
Please indicate the method of payment:
☐ A check for the total is attached

☑ Debit DDA# 3300418686 for the total amount

☐ Loan proceeds
Borrower:
SOURCEFIRE, INC.

By:	/s/ [ILLEGIBLE]	Date:	8/18/05

Authorized Signer

Lender: Silicon Valley Bank

By:		Date:

Account Officer

Silicon Valley Bank

By:		Date:

Signed in Santa Clara County, California

Tab 2

Binder E.3 — List of Liens
1. The Company entered into Loan and Security Agreement with Silicon Valley Bank (“SVB”) on November 29, 2002 (the “Loan Agreement”), as amended by the First Amendment thereto dated November 3, 2003, the Second Amendment thereto dated March 19, 2004 and the Third Amendment thereto dated on or about April 22, 2005. Under the Loan Agreement (as amended), the Company was issued a (i) $5,000,000 Second Amended and Restated Revolving Promissory Note, and (ii) $1,000,000 Equipment Term Note. Under the Loan Agreement, the Company granted SVB a first priority security interest in the Company’s Collateral (as defined in the Loan Agreement). A UCC-1 Financing Statement was filed on December 5, 2002 with the State of Delaware with respect to such security interest.
2. The Company has a $500,000 secured equipment lease line with E-Plus, of which approximately $150,000 has been utilized.

TAB 3

SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
     THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 20th day of July, 2006, by and between SILICON VALLEY BANK (“Bank”) and SOURCEFIRE, INC., a corporation organized and in good standing in the State of Delaware (“Borrower”), whose address is 9770 Patuxent Woods Drive, Columbia Maryland 21046.
RECITALS
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of November 29, 2002 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement to (i) provide a second supplemental equipment loan, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
     D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below,
AGREEMENT
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement.
          2.1 Outstanding Obligations. The parties hereto acknowledge and agree that (a) the outstanding principal balance of the Committed Equipment Line as of July 19, 2006 is $76,166.93, (b) that the outstanding principal balance of the Committed Supplemental Equipment Line as of July 19, 2006 is $606,943,06, (b) interest on the unpaid principal balance of the Equipment Note and the Supplemental Equipment Note has been paid through June 30, 2006, and (c) the unpaid principal balance of the Equipment Note and the Supplemental Equipment Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.
[Signature Page to Amendment to L&SA]

1

          2.2 Second Supplemental Committed Equipment Line. Section 2.1.5 is hereby added immediately after Section 2.1.4 of the Loan Agreement as follows:
     2.1.5 Second Supplemental Committed Equipment Line
     (a) Subject to the terms and conditions of this Agreement, during the Draw Period, Bank shall make advances (each, a “Second Supplemental Equipment Advance” and, collectively, “Second Supplemental Equipment Advances”) not exceeding the Second Supplemental Committed Equipment Line. Second Supplemental Equipment Advances may only be used to finance Eligible Equipment purchased within ninety (90) days (determined based upon the applicable invoice date of such Eligible Equipment) before the date of each Second Supplemental Equipment Advance, provided that the first Second Supplemental Equipment Advance if made on or before August 19, 2006, may be made to refinance the cost of Eligible Equipment purchased after January 1, 2006. No Second Supplemental Equipment Advance may exceed one hundred (100%) of the total invoice for Eligible Equipment, excluding taxes, shipping, warranty charges, freight discounts and installation expenses relating to such Eligible Equipment. Unless otherwise agreed to by Bank, not more than fifty percent (50%) of the proceeds of the Second Supplemental Committed Equipment Line shall be used to finance Other Equipment, including, equipment and assets held outside of the United Slates. Each Second Supplemental Committed Equipment Advance shall be in a minimum amount of Fifty Thousand Dollars ($50,000) and Borrower may only request six (6) Second Supplemental Equipment Advances hereunder. After repayment, no Second Supplemental Equipment Advance may be reborrowed.
     (b) Interest accrues from the date of each. Second Supplemental Equipment Advance at the Borrower’s option at either the Second Supplemental Prime Rate Option or the Second Supplemental Fixed Rate Option (as defined in Section 2.3(a)(iv).
     (c) Second Supplemental Equipment Advances are repayable as follows:
          (i) Second Supplemental Equipment Advances which accrue interest at the Second Supplemental Prime Rate Option (“Second Supplemental Prime Rate Equipment Advances”) are payable in thirty six (36) equal monthly installments of principal, plus accrued interest, on the first (1st) day of each month commencing on the first (1st) day of the first (1st) month after each Second Supplemental Funding Date (as defined in Section 2.1.5(e));
          (ii) Second Supplemental Equipment Advances which accrue interest at the Second Supplemental Fixed Rate Option (“Second Supplemental Fixed Rate Equipment Advances”) are payable in thirty six (36) equal monthly installments of principal and accrued interest, on the first (1st) day of each month commencing on the first (1st) day of the first (1st) month after each Second Supplemental Funding Date.
     (d) To obtain a Second Supplemental Equipment Advance, Borrower at least three (3) Business Days prior to the proposed funding date (the “Second Supplemental Funding Date”) will deliver to Bank a Payment/Advance Form, together with copies of invoices for the Eligible Equipment and Other Equipment, and such Payment/Advance Form will indicate whether the Second Supplemental Equipment Advance will accrue interest at the Second Supplemental Prime Rate Option or the Second Supplemental Fixed Rate Option, together with a UCC Financing Statement, if requested by Bank, covering the Equipment described on the Payment/Advance Form, and such additional information as Bank may request. The notice must be signed by a Responsible Officer or designee.
          2.3 Section 2.3 (Interest Rate, Payments). Section 2.3 is hereby amended and restated in its entirely as follows:
          (a) Interest Rate. (i) Advances on the Committed Revolving Line accrue interest on the outstanding principal balance at a per annum rate of one half of one percent (0.50%) above the Prime Rate; provided, however, during any period where Borrower has maintained EBITDA of at least $1.00 for the prior three (3) consecutive calendar months (as determined by the financial information delivered to, accepted by Bank, pursuant to Section 6.2(a) of this Agreement), Advances will accrue interest at the Prime Rate; (ii) Equipment Advances continue to accrue interest at a per annum rate, set at the Borrower’s option at the time of each Equipment Advance, of either (A) one and one-half (1.50) percentage points above the Prime Rate (the “Prime Rate Option”), or (B) with respect to each Equipment Advance made prior to November 1, 2003, a fixed rate of seven percent (7.0%) per annum and with respect to any Equipment Advances made from and after November 1, 2003, a fixed rate equal to six and one half percent (6.5%) (the “Fixed Rate Option”); (iii) Supplemental Equipment Advances accrue interest at the time of each Supplemental Equipment Advance as selected by Borrower at such time at either (A) one (1.0) percentage point above the Prime Rate (the “Supplemental Prime Rate Option”), or (B) seven percent (7.0%) per annum (the “Supplemental Fixed Rate Option”); and (iv) Second Supplemental Equipment Advances accrue interest at the time of each Second Supplemental Equipment Advance as selected by Borrower at such time at either (A) one half of one (0.50) percentage point above the Prime Rate (the “Second Supplemental Prime Rate Option”), or (B) nine percent (9.0%) per annum (the “Second Supplemental Fixed Rate Option”). After and during the occurrence of an Event of Default, Obligations accrue interest at five percent (5%) above the rate effective immediately before the Event of Default. The interest rate in effect on any Credit Extensions which accrue interest at a rate tied to the Prime Rate, increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.
          (b) Payments. Accrued interest due on the Committed Revolving Line is payable on the filth (5th) day of each month. Accrued interest due on all Equipment Advances, all Supplemental Equipment Advances and all Second Supplemental Equipment Advances is payable on the first (1st) day of each month. Bank may debit any of Borrower’s deposit accounts including Account Number                                          for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower’s accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern Time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.
          (c) Borrower may voluntarily prepay all or any portion of any Supplemental Equipment Advance or any Second Supplemental Equipment Advance upon not less than five (5) Business Days notice to Bank, provided any such prepayment is accompanied by a prepayment fee equal to (i) two percent (2%) of the outstanding principal amount prepaid if the prepayment occurs within the first eighteen (18) months from the date of the Supplemental Equipment Advance or the Second Supplemental Equipment Advance, as applicable and (ii) one percent (1%) of the outstanding principal amount prepaid at all times after eighteen (18) months from the date of the Supplemental Equipment Advance or the Second Supplemental Equipment Advance, as applicable. In addition to the above prepayment fee, at the time of any such prepayment, Borrower must pay, on the date of the prepayment, all unpaid accrued interest to the date of the prepayment and all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement.
          2.4 Section 6.8(a) (Financial Covenants). Section 6.8(a) is hereby amended and restated in its entirety as follows:
          (a) Minimum Quarterly EBITDA. Commencing as of March 31, 2007 and at all times thereafter, Borrower will maintain EBITDA of not less than $1.00 for each quarterly ending period.
          2.5 Section 13 (Definitions).
      (a) The definition of “Credit Extension” in Section 13 of the Loan Agreement is amended and restated in its entirety as follows:
“Credit Extension” is each Advance, Equipment Advance, Letter of Credit, Supplemental Equipment Advance, Second Supplement Equipment Advance, or any other extension of credit by Bank for Borrower’s benefit.
(b) The following definitions are hereby added to Section 13:
“Draw Period” is the period of time from the July 20, 2006 through the earliest to occur of (a) December 31, 2006 or (b) an Event of Default.
“Eligible Equipment” is (a) general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, and (b) Other Equipment that complies with all of Borrower’s representations and warranties to Bank and which is acceptable to Bank in all respects and in which Bank has a first priority Lien. Eligible Equipment includes Equipment purchased and residing outside the United States if such Equipment complies with all of Borrower’s representations and warranties to Bank and Bank has a first priority Lien under the laws of such jurisdiction.
“Second Supplemental Committed Equipment Line” is a Credit Extension of up to One Million Dollars ($1,000.000).
“Second Supplemental Equipment Advance” has the meaning set forth in Section 2.1.5(a).
          2.6 Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and made a part hereof.
          2.7 Reporting, In addition to all other reports required under the Loan Agreement, Borrower shall on a quarterly basis advise Bank of any material developments in connection with the litigation described on Schedule A attached hereto.
          2.8 Notes. Bank no longer requires that its borrowers execute and deliver promissory note in connection with its Credit Extensions. Instead, the Loan Agreement shall evidence Borrower’s obligation to repay all Credit Extensions. Accordingly, from and. after the date hereof, all references to the Equipment Term Note, Supplemental Equipment Term Note and Revolving Promissory Note are deleted from the Loan Agreement. It is expressly agreed that the indebtedness evidenced by the Equipment Term Note, the Supplemental Equipment Term Note and the Revolving Promissory Note has not been extinguished or discharged hereby. The Borrower and the Bank agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with respect to the Equipment Term Note, the Supplemental Equipment Term Note and the Revolving Promissory Note.
     3. Limitation of Amendments.
          3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in Ml force and effect.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          4.3 The organizational documents of Borrower delivered to Bank on March 10, 2005 remain true, accurate and complete and have not been amended, supplemented or restated, except to the extent set forth in Schedule A, attached hereto, and are and continue to be in full force and effect;
          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower., (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made: find
          4.7 This Amendment has been duly executed and delivered by . Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Counterparts. This Amendment may be executed many number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument,
     6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

     in witness whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		SOURCEFIRE, INC.

By:	Heather Parker	By:	Todd P. Headley

Name:	Heather Parker	Name:	Todd P. Headley
Title:	Relationship Manager	Title:	CFO

SCHEDULE A
Sourcefire, Inc.
sixth amendment
To
loan and security agreement
Exceptions to Representation and Warranties
     Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.
     On April 25, 2006. Sourcefire was served with a complaint tile by PredatorWatch, Inc. (a.k.a., NetClarity) in the Superior Court of Suffolk County, Massachusetts. The plaintiff has alleged that Sourcefire: (i) misappropriated its trade secrets; (ii) breached an oral agreement of confidentiality; (iii) breached its covenant of good faith and fair dealing owed to the plaintiff; (iv) was unjustly enriched; (v) misrepresented certain material facts to the plaintiff upon which the plaintiff relied upon to its detriment; and (vi) engaged in unfair and deceptive acts in violation of Massachusetts state law. The plaintiff has sought to recover amounts to be ascertained and established, as well as double and treble damages and attorney’s fees.
CERTIFICATE OF INCORPORATION
The Borrower’s Fifth Amended & Restated Certificate of incorporation, adopted on May 23, 2006, is attached.

EXHIBIT D

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SOURCEFIRE. INC.
9770 Patuxent Woods Drive
Columbia Maryland 21046.
     The undersigned authorized officer of SOURCEFIRE, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer, acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYB within 180 days	Yes	No
A/R Agings	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
Borrowing Base- Certificate	Monthly when borrowing
	within 30 days	Yes	No
Litigation Updates	Quarterly w/i 30 clays	Yes	No
Financial Covenant
Maintain on a quarterly basis:

	Quarter Ending	Required	Actual	Compiles
Minimum EBITDA	March 31, 2007 and
	thereafter	$1.00	$___	Yes	No

Maintain on a monthly basis:
Adjusted Quick Ratio		1.50 to 1.00	___to 1.00	Yes	No

Comments Regarding Exceptions: See Attached

Sincerely,

signature

title

date
BANK USE ONLY

Received By:

AUTHORIZED SIGNER

Date:

Verified:

AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No